Exhibit 10.1

EXECUTION VERSION

WEST PHARMACEUTICAL SERVICES, INC.

$42,000,000 3.67% Series A Senior Notes,

due July 5, 2022

$53,000,000 3.82% Series B Senior Notes,

due July 5, 2024

$73,000,000 4.02% Series C Senior Notes,

due July 5, 2027

________________

NOTE PURCHASE AGREEMENT

________________

Dated as of July 5, 2012

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		Page
Section 22.3.	Accounting Terms; Modifications to GAAP	44
Section 22.4.	Severability	44
Section 22.5.	Construction	45
Section 22.6.	Counterparts	45
Section 22.7.	Governing Law	45
Section 22.8.	Jurisdiction and Process; Waiver of Jury Trial	45

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SCHEDULES AND EXHIBITS
SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE 4.9	—	Changes in Corporate Structure
SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates, Restricted Subsidiary Status, etc.
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.11	—	Licenses, Permits, Etc.
SCHEDULE 5.15	—	Existing Debt
SCHEDULE 10.2	—	Existing Liens
SCHEDULE 10.6	—	Consolidated EBITDA Adjustments
EXHIBIT 1(a)	—	Form of 3.67% Series A Senior Notes, due July 5, 2022
EXHIBIT 1(b)	—	Form of 3.82% Series B Senior Notes, due July 5, 2024
EXHIBIT 1(c)	—	Form of 4.02% Series C Senior Notes, due July 5, 2027
EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel to the Obligors
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers
EXHIBIT 4.10	—	Form of Subsidiary Guaranty
EXHIBIT 4.11	—	Form of Lender Joinder Agreement

WEST PHARMACEUTICAL SERVICES, INC.
101 Gordon Drive
P.O. Box 645
Lionville, PA 19341

$42,000,000 3.67% SERIES A SENIOR NOTES, DUE JULY 5, 2022

$53,000,000 3.82% SERIES B SENIOR NOTES, DUE JULY 5, 2024

$73,000,000 4.02% SERIES C SENIOR NOTES, DUE JULY 5, 2027

Dated as of
July 5, 2012
To Each Of The Purchasers Listed In
The Attached Schedule A:

Ladies and Gentlemen:

WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania corporation (together with its permitted successors and assigns hereunder, the “Company”), agrees with each of the purchasers listed in the attached Schedule A (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (a) $42,000,000 aggregate principal amount of its 3.67% Series A Senior Notes, due July 5, 2022 (the “Series A Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13), (b) $53,000,000 aggregate principal amount of its 3.82% Series B Senior Notes, due July 5, 2024 (the “Series B Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13) and (c) $73,000,000 aggregate principal amount of its 4.02% Series C Senior Notes, due July 5, 2027 (the “Series C Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13, and together with the Series A Notes and the Series B Notes, collectively, the “Notes”).  The Series A Notes, the Series B Notes and the Series C Notes shall be substantially in the forms set out in Exhibit 1(a), Exhibit 1(b) and Exhibit 1(c), respectively.  Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and in the Series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.	CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m. eastern time, at a closing (the “Closing”) on July 5, 2012 or on such other Business Day thereafter on or prior to July 13, 2012 as may be agreed upon by the Company and the Purchasers.  At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each Series (or such greater number of Notes for each Series in denominations of $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number 2100010518545 at Wells Fargo Bank, Philadelphia, PA 19107, ABA Number 121000248, in the Account Name of “West Pharmaceutical Services, Inc.” If at the Closing, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2. Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had the provisions of such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate of the Company.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate of the Company.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(c) Subsidiary Guarantors’ Secretary’s Certificate.  Each of the Subsidiary Guarantors shall have delivered to each Purchaser a certificate certifying as to the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery by such Subsidiary Guarantor of the Subsidiary Guaranty.

Section 4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from DLA Piper LLP (US), special counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (b) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc.

On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes.

Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the date of the Closing, the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of Notes.

Section 4.9. Changes in Corporate Structure.

Except as reflected in Schedule 4.9, no Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Subsidiary Guaranty.

Each Initial Subsidiary Guarantor shall have executed and delivered to the Purchasers a guaranty agreement (as may be amended, restated or modified from time to time, the “Subsidiary Guaranty”), substantially in the form of Exhibit 4.10.

Section 4.11. Sharing Agreement.

Each Purchaser shall have received a fully-executed copy of the Sharing Agreement and shall have executed a Lender Joinder Agreement to Sharing Agreement, substantially in the form of Exhibit 4.11 (each, a “Lender Joinder Agreement”).  The Agent, the Requisite 2005 Noteholders and the Requisite 2006 Noteholders (each as defined in the Sharing Agreement) shall have consented to the Purchasers becoming parties to the Sharing Agreement, and such consent shall be in form and substance satisfactory to each Purchaser.  The Sharing Agreement and each Lender Joinder Agreement shall be in full force and effect as of the date of the Closing.

Section 4.12. Funding Instructions.

At least three Business Days prior to the date of the Closing, such Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.13. Offeree Letter.

Wells Fargo Securities, LLC shall have delivered to the Company, its special counsel, each of the Purchasers and the Purchasers’ special counsel an offeree letter, in form and substance satisfactory to each Purchaser and the Company, confirming the manner of the offering of the Notes by Wells Fargo Securities, LLC.

Section 4.14. Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc.

(a) This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor party thereto, and the Subsidiary Guaranty constitutes the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure.

The Company, through its agent, Wells Fargo Securities, LLC, has delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated June 7, 2012 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  This Agreement, the Memorandum (other than the projections set forth therein), the documents, certificates or other writings identified in Schedule 5.3 (including written answers to investor questions) by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to June 19, 2012 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  All projections provided by or on behalf of the Company are based upon good faith estimates and assumptions, all of which are believed to be reasonable in light of the conditions known to the Company which existed at the time such projections were made, were prepared on the basis of the assumptions stated therein, and reflect as of the date of such projections and the date hereof the good faith estimate of the Company of the results of operations and other information projected therein (it being understood that projections are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control and that no assurance can be given that such projections will be realized).  Except as disclosed in the Disclosure Documents, since December 31, 2011, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and whether or not such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, if it is a party thereto, to execute and deliver the Subsidiary Guaranty and to perform its obligations under the provisions thereof.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc.

The execution, delivery and performance by each Obligor of the Financing Documents to which it is a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc.

Assuming the accuracy of the Purchasers’ representations made in Section 6.1, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of the Financing Documents to which it is a party.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2001.

Section 5.10. Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.

Except as disclosed in Schedule 5.11:

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for conflicts that, individually or in the aggregate, would not have a Material Adverse Effect;

(b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any Material license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

Section 5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of all accrued benefits under each of the Plans (other than Multiemployer Plans), based on those assumptions used to fund such Plans, as calculated by the Company’s actuaries, did not, as of the last annual valuation date prior to the date on which this representation is made, exceed the value of the assets of such Plans allocable to such benefits by an amount which could reasonably be expected to have a Material Adverse Effect.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or section 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Section 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax would be imposed pursuant to section 4975(c)(1)(A) (D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.3 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company.

Neither the Company nor anyone acting on the Company’s behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 41 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes in connection with a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to repay amounts borrowed under the Credit Agreement to pay the purchase price for any and all of its 4.00% Convertible Junior Subordinated Debentures Due 2047 (CUSIP No. 955306 AA 3) (the “Debentures”) that it accepts for purchase in the tender offer for the Debentures commenced on May 8, 2012 and for general corporate purposes of the Company.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of March 31, 2012 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program  (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”).  Neither the Company nor any Controlled Entity is engaged in any activities that could subject such Person or any Purchaser to sanctions under CISADA or under any applicable U.S. state law that imposes sanctions on Persons that do business with Iran or any other country that is subject to any OFAC Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Controlled Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any corrupt payments to (i) any commercial counterparty, or (ii) any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization, government instrumentality or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage.  The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

Section 5.17. Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Material on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Material in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu.

The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Company, including, without limitation, all unsecured Senior Debt of the Company described in Schedule 5.15 hereto.

SECTION 6.	REPRESENTATIONS OF THE PURCHASER.

Section 6.1. Purchase for Investment.

Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pensions or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pensions or trust funds’ property shall at all times be within such Purchaser’s or such pension’s or trust funds’ control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Accredited Investor.

Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).   Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.

Section 6.3. Source of Funds.

Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (as further defined in Schedule B, “PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI(b) of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI(a) of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Part VI(e) of the QPAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company (as determined under Part IV(d) of the INHAM Exemption, as amended effective April 1, 2011) and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements - within 45 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.westpharma.com) and shall have given each Purchaser prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements - within 90 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with the standards of the Public Company Accounting Oversight Board (United States), and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports - except for filings referred to in Section 7.1(a) and (b), promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by or to the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d) Notice of Default or Event of Default - promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters - promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority - promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of any Obligor to perform its obligations under any Financing Document to which it is a party as from time to time may be reasonably requested by any such holder of Notes including without limitation such information regarding the Company required to satisfy the requirements of 17 C.F.R. §230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of the Company and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a) and (b) above, the Company shall also deliver to each holder of Notes that is an Institutional Investor unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

Section 7.2. Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1 (a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance - the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3, 10.5, 10.6, 10.7 and 10.8 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default - a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation.

The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default - if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default - if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Section 7.4. Limitation on Disclosure Obligation.

Neither the Company nor any Subsidiary shall be required to disclose information pursuant to Section 7.1(c), 7.1(g) or 7.3 that the Company or such Subsidiary determines after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 20, it would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof.

Promptly after a request therefor from any holder of Notes that is an Institutional Investor, the Company or such Subsidiary will provide such holder with a written opinion of counsel (which may be addressed to the Company or such Subsidiary and which may be of an internal counsel) relied upon as to any requested information that the Company or such Subsidiary is prohibited from disclosing to such holder under circumstances described in this Section 7.4.

SECTION 8.	PAYMENT OF THE NOTES.

Section 8.1. Required Prepayments.

(a) The entire unpaid principal amount of the Series A Notes outstanding shall become due and payable on July 5, 2022.

(b) The entire unpaid principal amount of the Series B Notes outstanding shall become due and payable on July 5, 2024.

(c) The entire unpaid principal amount of the Series C Notes outstanding shall become due and payable on July 5, 2027.

Section 8.2. Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part, of the Notes, in an amount not less than $1,000,000 of the aggregate principal amount of the Notes then outstanding to be prepaid in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount of each Note to be prepaid.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount and Series of the Notes of each Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the date of such prepayment, the calculation of the Make-Whole Amount, if any, and the calculation of interest to be paid on the prepayment date with respect to such principal amount being prepaid, as of the specified prepayment date.

Section 8.3. Offer to Prepay upon the Sale of Certain Assets.

(a) Notice and Offer.  In the event of any Debt Prepayment Application under Section 10.3, the Company will, within ten (10) days of the occurrence of the Asset Disposition (a “Debt Prepayment Transfer”) in respect of which an offer to prepay the Notes is being made to comply with the provisions for a Debt Prepayment Application (as set forth in the definition thereof), give written notice of such Debt Prepayment Transfer to each holder of Notes.  Such written notice shall contain, and such written notice shall constitute, an irrevocable offer (the “Transfer Prepayment Offer”) to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the Net Proceeds in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date.  If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the fortieth (40th) day after the date of such notice.

(b) Acceptance and Payment.  To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than fifteen (15) days after the date of such written notice from the Company, provided, that failure to accept such offer in writing within fifteen (15) days after the date of such written notice shall be deemed to constitute a rejection of the Transfer Prepayment Offer.  If so accepted by any holder of a Note, such offered prepayment (equal to or not less than such holder’s Ratable Portion of the Net Proceeds in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date.  Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date.

(c) Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (i) the Transfer Prepayment Date, (ii) the Net Proceeds in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.3 and Section 10.3, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date, and (vi) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer and certifying that no Default or Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

(d) Notice Concerning Status of Holders of Notes.  Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 8.3 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a Senior Financial Officer containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

Section 8.4. Prepayments in Connection with a Change of Control.

(a) Notice of Change of Control.  The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of a Change of Control, give written notice of such Change of Control to each holder of Notes.  If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.4(b) (and shall be accompanied by the certificate described in Section 8.4(e)).

(b) Offer to Prepay Notes.  The offer to prepay Notes contemplated by Section 8.4(a) shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder on a date (which shall be a Business Day) specified in such offer (the “Change of Control Prepayment Date”).  Such date shall be not less than 30 days and not more than 90 days after the date of such offer (or if the Change of Control Prepayment Date shall not be specified in such offer, the Change of Control Prepayment Date shall be the Business Day that falls on or next following the 45th day after the date of such offer).

(c) Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance or rejection to be delivered to the Company not later than 15 days after receipt by such holder of the offer of prepayment.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.4 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be made on the Change of Control Prepayment Date at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment, but, in any case, without any Make-Whole Amount or any other premium.

(e) Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Change of Control Prepayment Date; (ii) that such offer is made pursuant to this Section 8.4 and that failure by a holder to respond to such offer by the deadline established in Section 8.4(c) shall result in such offer to such holder being deemed rejected; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Change of Control Prepayment Date; (v) that the conditions of this Section 8.4 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change of Control.

(f) Notice Concerning Status of Holders of Notes.  Promptly after the Change of Control Prepayment Date and the making of all prepayments contemplated on such Change of Control Prepayment Date under this Section 8.4 (and, in any event, within 30 days thereafter), the Company shall deliver to each then current holder of Notes, if any, a certificate signed by a Senior Financial Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time (in each case calculated after giving effect to the prepayments made on such Change of Control Prepayment Date.)

Section 8.5. Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, without regard to the Series of such Notes.

Section 8.6. Maturity; Surrender, Etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.7. Purchase of Notes.

The Company will not and will not permit any Controlled Entity or director or officer of the Company to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by the Company, a Controlled Entity or a director or officer of the Company pro rata to the holders of the Notes upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  If the holders of greater than or equal to 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it, any Controlled Entity or director or officer of the Company pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.8. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law.

Without limiting Section 10.10, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance.

The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties.

The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than as to ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims.

The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all such claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the non-filing or nonpayment, as the case may be, of all such taxes, assessments and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc.

Subject to Section 10.4, the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject to Sections 10.3 and 10.4, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Designation of Subsidiaries.

The Company may from time to time cause any Subsidiary to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist, and (b) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action (or, as of the last day of the most recently ended fiscal quarter (giving effect to such designation as of such day)) for any covenant tested on a quarterly basis and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion.  Within ten (10) days following any designation described above, the Company will deliver to each holder of Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Company certifying compliance with all requirements of this Section 9.6 and setting forth all information required in order to establish such compliance.

Section 9.7. Notes to Rank Pari Passu.

The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Senior Debt (actual or contingent) of the Company.

Section 9.8. Books and Records.

The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account sufficient to produce periodic financial statements prepared in conformity with GAAP and sufficient to be in conformity with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Restricted Subsidiary, as the case may be.

Section 9.9. Noteholder Guaranty.

The Company will cause each Subsidiary, other than a Foreign Subsidiary, which becomes directly or indirectly liable for (as a co-borrower, guarantor or otherwise) any Debt owed under the Credit Agreement or grants a lien on any asset to secure obligations owed under the Credit Agreement, to execute and deliver to each holder of Notes, simultaneously with its incurrence of such Debt or granting of such lien, a copy of the joinder agreement to the Subsidiary Guaranty.  Each such joinder agreement will be accompanied by copies of the constitutive documents of such Subsidiary and corporate resolutions (or the equivalent) authorizing such transaction, in each case certified as true and correct by an officer of such Subsidiary.

SECTION 10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates.

The Company will not, and will not permit any Restricted Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms, taken as a whole, that are not materially less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Limitation on Liens.

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

(a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) any Lien arising from judicial attachments, judgments or awards, the time for the appeal or petition for rehearing of which has not expired, or in respect of which the Company or a Subsidiary is in good faith pursuing an appeal or other proceeding for review;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

(d) leases, subleases, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, Materially detract from the value of such property;

(e) Liens securing Debt of a Restricted Subsidiary to the Company;

(f) Liens on property or assets securing Debt of the Company or any Restricted Subsidiaries existing as of the date of Closing and reflected in Schedule 10.2;

(g) Liens incurred after the date of Closing given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement by the Company or any Restricted Subsidiary of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or such Restricted Subsidiary, including Liens existing on such property at the time of such acquisition, construction or improvement thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property, and after giving effect to the Debt secured by such Lien (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company or such Restricted Subsidiary to whom authority to enter into the transaction has been delegated by the board of directors of the Company or such Restricted Subsidiary); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i) any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (f), (g) and (h) of this Section 10.2, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

(j) Liens securing Priority Debt of the Company or any Restricted Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted under Section 10.5; provided further, however, the Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien securing Debt outstanding or issued under the Credit Agreement unless and until the Notes shall be secured equally and ratably with such Debt pursuant to an agreement or agreements (including an intercreditor agreement) reasonably acceptable to the Required Holders.

Section 10.3. Sales of Assets.

Except as permitted under Section 10.4, the Company will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless:

(a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Restricted Subsidiary;

(b) immediately after giving effect to the Asset Disposition, no Event of Default would exist; and

(c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring during the fiscal year of the Company during which such Asset Disposition shall have occurred would not exceed 15% of Consolidated Total Assets (determined as of the end of the then most recently ended fiscal year of the Company).

Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may make an Asset Disposition if:

(i) such Asset Disposition occurs within 365 days following the acquisition or construction of such asset by the Company or any Restricted Subsidiary and the Company or such Restricted Subsidiary shall concurrently with such Asset Disposition, lease such property, as lessee; or

(ii) an amount equal to the Net Proceeds received from such Asset Disposition shall be applied within 365 days of such Asset Disposition (A) to a Property Reinvestment Application or (B) to a Debt Prepayment Application;

then, only for the purpose of determining compliance with subsection (c) of this Section 10.3 as of any date, such Asset Disposition shall be deemed not to be an Asset Disposition as of the date of such application.

Section 10.4. Merger and Consolidation.

The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(a) any Restricted Subsidiary may (i) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (A) the Company or another Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (B) any other Person so long as the survivor is the Restricted Subsidiary; and

(b) the foregoing restriction does not apply to the consolidation or merger of the Company or any Restricted Subsidiary with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company or any Restricted Subsidiary in a single transaction or series of transactions to, any Person so long as:

(i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company or such Restricted Subsidiary as an entirety, as the case may be (the “Successor Company”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(ii) if the Company or such Restricted Subsidiary is not the Successor Company, such Successor Company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of such Obligor, as the case may be, under the applicable Financing Documents (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and such Successor Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably acceptable to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms;

(iii) if such transaction involves a Restricted Subsidiary and such Restricted Subsidiary is not the Successor Company, such transaction is effected in compliance with Section 10.3; and

(iv) immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or Successor Company that shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability under the applicable Financing Documents.

Section 10.5. Priority Debt.

The Company will not at any time permit Priority Debt to exceed 25% of Consolidated Total Capitalization in each case determined at such time; provided, however, if the Credit Agreement requires Priority Debt to be less than 25% of Consolidated Total Capitalization, then Priority Debt shall not exceed the limit on Priority Debt set forth in the Credit Agreement so long as such limit shall be in effect thereunder.

Section 10.6. Consolidated Leverage Ratio.

The Company will not permit the ratio of (a) Consolidated Total Debt as of the last day of any fiscal quarter of the Company to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to be greater than 3.50 to 1.0.

Section 10.7. Interest Charges Coverage Ratio.

The Company will not permit the ratio of (a) Consolidated EBIT for any period of four consecutive fiscal quarters of the Company to (b) Consolidated Interest Expense for such period to be less than 2.50 to 1.00.

Section 10.8. Restricted Subsidiaries.

Total gross revenues attributable to the Company and Restricted Subsidiaries for any period shall be not less than 85% of consolidated gross revenues of the Company and its Subsidiaries for such period, determined in each case on a consolidated basis in accordance with GAAP.  Consolidated Total Assets shall at all times account for not less than 85% of consolidated total assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

Section 10.9. Line of Business.

The Company will not and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.10. Terrorism Sanctions Regulations.

The Company will not and will not permit any Controlled Entity to (a) become a Blocked Person, (b) have any investments in or engage in any dealings or transactions with any Blocked Person if such investments, dealings or transactions would cause any holder of a Note to be in violation of any laws or regulations that are applicable to such holder, or (c) engage in any activities that could subject such Person or any holder of a Note to sanctions under CISADA or under any applicable state law that imposes sanctions on Persons that do business with Iran or any other country that is subject to an OFAC Sanctions Program.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or

(d) any Obligor defaults in the performance of or compliance with any term contained herein or in any Financing Document (other than those terms referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in any Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest in the amount of at least $100,000 on any Debt that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $20,000,000 or of any instrument, mortgage, indenture or other agreement relating thereto or any other condition exists which default or condition has not been cured or waived prior to any action being taken hereunder or under the Notes with respect to such event or condition, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable, or one or more Persons are entitled to declare such Debt to be due and payable, before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000 or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt; or

(g) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any of its Material Subsidiaries, or any such petition shall be filed against the Company or, any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $20,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j) the Subsidiary Guaranty is not or ceases to be effective against any Subsidiary Guarantor or is alleged by any Obligor to be ineffective against any Subsidiary Guarantor for any reason; or

(k) (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or such Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately the due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission.

At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of any Series of the Notes, at the Default Rate for such Series, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(c)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3. Replacement of Notes.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(c)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1. Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Lionville, Pennsylvania at the principal office of the Company in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment.

So long as any Purchaser or such Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A hereto, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.	EXPENSES, ETC.

Section 15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Subsidiary Guaranty or the Sharing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Note, the Subsidiary Guaranty or the Sharing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Subsidiary Guaranty or the Sharing Agreement, or by reason of being a holder of any Note and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Financing Documents.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2. Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser or any holder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1. Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount, if any on, any Series of the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 17.3. Binding Effect, Etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid) or (d) by e-mail of a PDF document (with confirmation of transmission) (if the recipient of such notice has notified the Company in writing that notices may be delivered by e-mail and in such notice has provided an e-mail address for such purposes).  Any such notice must be sent:

(a) if to any Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address or e-mail address specified for such communications in Schedule A, or at such other address or e-mail address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing;

(b) if to any other holder of any Note, to such holder at such address or e-mail address as such other holder shall have specified to the Company in writing, or

(c) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Treasurer, or by e-mail to the Treasurer (michael.anderson@westpharma.com) and the General Counsel (john.gailey@westpharma.com) or at such other address or e-mail address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means written information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) such Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3. Accounting Terms; Modifications to GAAP.

(a)           All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  Notwithstanding the foregoing, for purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company or any Subsidiary to measure an item of Debt using fair value (as permitted by the Fair Value Measurement and Disclosure topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic 820) or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)           Notwithstanding anything in this Agreement or the Notes to the contrary, each Purchaser hereby agrees that in the event that there is a change in GAAP, from that in effect on the date of this Agreement, and solely as a result of that change any of the covenants in Section 10 become materially more or less restrictive with respect to compliance therewith by the Company, the Company will furnish each holder of Notes with a certificate of a Senior Financial Officer specifying the effective date of such change in GAAP and describing in reasonable detail how such change affects the financial computations required to be made with respect to any such covenants.  Upon the delivery and receipt of any such certificate, the Company and the holders of Notes shall negotiate in good faith to amend the relevant covenant levels so that the effect of such change in GAAP, from that in effect on the date of this Agreement, will be negated.  If the Company and the Required Holders are unable to agree on appropriate amendments within 60 days of commencing negotiations, the Company will, for purposes of this Agreement, continue to comply with the covenants in Section 10 on the basis of GAAP in effect as of the date of this Agreement and shall provide appropriate reconciliations with respect thereto in connection with each Officer’s Certificate delivered pursuant to Section 7.2(a).  No Default or Event of Default shall be deemed to have occurred up to the end of the aforementioned 60 days or, if no appropriate amendments are agreed upon, at any time while the Company is in compliance with the relevant covenants on the basis of GAAP in effect as of the date of this Agreement.

Section 22.4. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7. Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*   *   *   *   *

[Remainder of page intentionally left blank; next page is a signature page.]

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Michael A. Anderson
Name:	Michael A. Anderson
Title:	Vice President and Treasurer

This Agreement is hereby accepted and agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA

PRUCO LIFE INSURANCE COMPANY

AVIVA LIFE AND ANNUITY COMPANY
AVIVA LIFE AND ANNUITY COMPANY OF NEW YORK
ROYAL NEIGHBORS OF AMERICA

By:	Aviva Investors North America, Inc.,
Its authorized attorney-in-fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	VP-Private Fixed Income

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:  ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

ING LIFE INSURANCE COMPANY LTD.
By: ING Investment Management LLC, as Attorney in fact

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name:	Curtis R. Caldwell
Title:	Senior Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name:	Curtis R. Caldwell
Title:	Senior Vice President

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY

By:	/s/ David A. Barras
Name:	David A. Barras
Title:	Its Authorized Representative

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:           PPM America, Inc., as attorney in fact, on behalf of
 Jackson National Life Insurance Company

By:	/s/ Luke S. Stifflear
Name:	Luke S. Stifflear
Title:	Sr. Managing Director

JACKSON NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK
By:           PPM America, Inc., as attorney in fact, on behalf of
 Jackson National Life Insurance Company of New York

By:	/s/ Luke S. Stifflear
Name:	Luke S. Stifflear
Title:	Sr. Managing Director

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
Name:	Mary Beth Cadle
Title:	Authorized Signatory

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Jeffrey Hughes
Name:	Jeffrey Hughes
Title:	Investment Officer

MONY LIFE INSURANCE COMPANY

By:	/s/ Jeffrey Hughes
Name:	Jeffrey Hughes
Title:	Investment Officer

METLIFE ALICO LIFE INSURANCE K.K.

By:          MetLife Investment Advisors Company, LLC,
its Investment Manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION

By:          New York Life Investment Management LLC,
Its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Vice President

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins
Name:	R. Scott Higgins
Title:	Sentinel Asset Management

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By:	/s/ Robert T. Maher
Name:	Robert T. Maher
Title:	Vice President Investment

By:	/s/ Shawn Bengtson
Name:	Shawn Bengtson
Title:	Director Securities

AMERITAS LIFE INSURANCE CORP.

By:           Summit Investment Advisors, Inc., as Agent

By:	/s/ Andrew S. White
Name:	Andrew S. White
Title:	Managing Director - Private Placements

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Note Registration Number(s); principal amount(s)	RC-1; $17,070,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, NY
ABA No.:  021-000-021
Account Name: Prudential Managed Portfolio
Account No.:  P86188 (do not include spaces)
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4
Security No.:INV06517

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attn:  Manager, Billings and Collections

with telephonic prepayment notices to:

Manager, Trade Management Group
Tel:           973-367-3141
Fax:           888-889-3832

Address/Fax for All Other Notices	The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Managing Director
Instructions re Delivery of Notes	Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Thais Alexander

Schedule A-1

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Signature Block Format	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: ___________________________________ Name: Title: Vice President
Tax Identification Number	22-1211670

Schedule A-2

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Note Registration Number(s); principal amount(s)	RC-2; $12,430,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, NY
ABA No.:  021-000-021
Account Name: The Prudential - Privest Portfolio
Account No.:  P86189 (do not include spaces)
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4
Security No.:INV06517

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attn:  Manager, Billings and Collections

with telephonic prepayment notices to:

Manager, Trade Management Group
Tel:           973-367-3141
Fax:           888-889-3832

Address/Fax for All Other Notices	The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Managing Director
Instructions re Delivery of Notes	Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Thais Alexander
Signature Block Format	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: ___________________________________ Name: Title: Vice President
Tax Identification Number	22-1211670

Schedule A-3

Purchaser Name	PRUCO LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	PRUCO LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RC-3; $5,500,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, NY
ABA No.:  021-000-021
Account Name: Pruco Life Private Placement
Account No.:  P86192 (do not include spaces)
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4
Security No.:INV06517

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments
Pruco Life Insurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attn:  Manager, Billings and Collections

with telephonic prepayment notices to:

Manager, Trade Management Group
Tel:           973-367-3141
Fax:           888-889-3832

Address/Fax for All Other Notices	Pruco Life Insurance Company c/o Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Managing Director
Instructions re Delivery of Notes	Prudential Capital Group 1114 Avenue of the Americas 30th Floor New York, NY 10036 Attention: Thais Alexander
Signature Block Format	PRUCO LIFE INSURANCE COMPANY By: ___________________________________ Name: Title: Assistant Vice President
Tax Identification Number	22-1944557

Schedule A-4

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY
Name in Which to Register Note(s)	HARE & CO.
Note Registration Number(s); principal amount(s)	RB-1; $5,000,000 RC-4; $8,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name:  Aviva Life and Annuity Co-Annuity
Custody Account Number:  010048
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Email for all Notices, including Financials, Compliance and Requests
PREFERRED REMITTANCE:
privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA  50309
Attn:  Private Fixed Income Dept.

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: Aviva Life and Annuity Co-Annuity, A/C #010048
Signature Block Format	AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By:____________________________ Name: Roger D. Fors Title: VP-Private Fixed Income
Tax Identification Number	42-0175020 (Aviva Life and Annuity Company) 13-6062916 (Hare & Co.)

Schedule A-5

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY
Name in Which to Register Note(s)	HARE & CO.
Note Registration Number(s); principal amount(s)	RC-5; $7,400,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name:  ALA Custody
Custody Account Number:  010041
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Email for all Notices, including Financials, Compliance and Requests
PREFERRED REMITTANCE:
privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA  50309
Attn:  Private Fixed Income Dept.

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: ALA Custody, A/C #010041
Signature Block Format	AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By:____________________________ Name: Roger D. Fors Title: VP-Private Fixed Income
Tax Identification Number	42-0175020 (Aviva Life and Annuity Company) 13-6062916 (Hare & Co.)

Schedule A-6

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY OF NEW YORK
Name in Which to Register Note(s)	HARE & CO.
Note Registration Number(s); principal amount(s)	RC-6; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: BKL - SPDA
Custody Account Name:  Aviva Life and Annuity Co of NY
Custody Account Number:  014784
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Email for all Notices, including Financials, Compliance and Requests
PREFERRED REMITTANCE:
privateplacements@avivainvestors.com

Aviva Life and Annuity Company of New York
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA  50309
Attn:  Private Fixed Income Dept.

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: Aviva Life and Annuity Company of New York, A/C #014784
Signature Block Format	AVIVA LIFE AND ANNUITY COMPANY OF NEW YORK By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By:____________________________ Name: Roger D. Fors Title: VP-Private Fixed Income
Tax Identification Number	13-1970218 (Aviva Life and Annuity Company of New York) 13-6062916 (Hare & Co.)

Schedule A-7

Purchaser Name	ROYAL NEIGHBORS OF AMERICA
Name in Which to Register Note(s)	ELL & CO
Note Registration Number(s); principal amount(s)	RC-7; $1,600,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer Northern Chgo /Trust ABA #071000152 Credit wire account 5186041000 F/C 26-73769/Royal Neighbors Attn: INC/DIV Ref: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments
PREFERRED REMITTANCE:
Ell & Co, c/o Northern Trust Co.
PO Box 92395, Chicago, IL 60675

With copy to:
PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Royal Neighbors of America
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA  50309
Attn:  Private Fixed Income Dept.

Address / Email for all Notices, including Financials, Compliance and Requests
PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Royal Neighbors of America
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA  50309
Attn:  Private Fixed Income Dept.

Instructions re Delivery of Notes	Northern Trust Co Trade Securities Processing, C1N 801 South Canal Street Chicago, IL 60607
Signature Block Format	ROYAL NEIGHBORS OF AMERICA By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By:____________________________ Name: Roger D. Fors Title: VP-Private Fixed Income
Tax Identification Number	36-1711198 (Royal Neighbors of America) 36-6412623 (ELL & CO)

Schedule A-8

Purchaser Name	ING USA ANNUITY AND LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	ING USA ANNUITY AND LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-1; $5,700,000 RB-2; $4,500,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York Mellon
ABA#:  021000018
Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

Account:  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit:  ING USA/Acct. No. 136373
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316
Address / Fax # For All Other Notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342
Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A - 3rd Floor New York, NY 10286 Ref: ING USA /Acct. 136373 cc: Lindy Freitag, Esq. (Lindy.Freitag@inginvestment.com)
Signature Block Format	ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:
Tax Identification Number	41-0991508

Schedule A-9

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	RELIASTAR LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-2; $2,700,000 RB-3; $2,200,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York Mellon
ABA#:  021000018
Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

Account:  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit:  RLIC/Acct. No. 187035
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316
Address / Fax # For All Other Notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342
Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A - 3rd Floor New York, NY 10286 Ref: RLIC /Acct. 187035 cc: Lindy Freitag, Esq. (Lindy.Freitag@inginvestment.com)
Signature Block Format	RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Schedule A-10

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Tax Identification Number	41-0451140

Schedule A-11

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Name in Which to Register Note(s)	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Note Registration Number(s); principal amount(s)	RA-3; $1,000,000 RB-4; $1,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York Mellon
ABA#:  021000018
Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

Account:  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit:  RLNY/Acct. No. 187038
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316
Address / Fax # For All Other Notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342
Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A - 3rd Floor New York, NY 10286 Ref: RLNY /Acct. 187038 cc: Lindy Freitag, Esq. (Lindy.Freitag@inginvestment.com)
Signature Block Format	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Schedule A-12

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Tax Identification Number	53-0242530

Schedule A-13

Purchaser Name	ING LIFE INSURANCE AND ANNUITY COMPANY
Name in Which to Register Note(s)	ING LIFE INSURANCE AND ANNUITY COMPANY
Note Registration Number(s); principal amount(s)	RA-4; $1,600,000 RB-5; $1,300,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York Mellon
ABA#:  021000018
Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

Account:  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit:  ILIAC/Acct. No. 216101
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316
Address / Fax # For All Other Notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342
Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A - 3rd Floor New York, NY 10286 Ref: ILIAC/Acct. No. 216101 Cc: Lindy Freitag, Esq. (Lindy.Freitag@inginvestment.com)
Signature Block Format	ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:
Tax Identification Number	71-0294708

Schedule A-14

Purchaser Name	ING LIFE INSURANCE COMPANY LTD.
Name in Which to Register Note(s)	HARE & CO.
Note Registration Number(s); principal amount(s)	RA-5; $3,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York Mellon ABA#: 021000018 A/C Ref. GLA 111566 Ref: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for Notices Related to Payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316
Address / Fax # for All Other Notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342
Instructions re Delivery of Notes
The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286
Attn:  Anthony V. Saviano
Ref: Acct. 593258 ABA#021000018/A/C Ref. GLA 111566
cc:  Lindy Freitag, Esq. (Lindy.Freitag@inginvestment.com)

Signature Block Format	ING LIFE INSURANCE COMPANY LTD. By: ING Investment Management LLC, as Attorney in fact By:_____________________________ Name: Title:
Tax Identification Number	980235087

Schedule A-15

Purchaser Name	MUTUAL OF OMAHA INSURANCE COMPANY
Name in Which to Register Note(s)	MUTUAL OF OMAHA INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RC-8; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:         Mutual of Omaha Insurance Company
Account # 900-9000200
a/c:  G07096
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing a/c: G07096
Address / Fax # For All Other Notices	4 - Investment Accounting Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011
Instructions re Delivery of Notes	JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Ref: Account # G07096
Signature Block Format	MUTUAL OF OMAHA INSURANCE COMPANY By:___________________________ Name: Title:
Tax Identification Number	47-0246511

Schedule A-16

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RC-9; $14,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:         United of Omaha Life Insurance Company
Account # 900-9000200
a/c:  G07097
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:4.02% Series C Senior Notes, due July 5, 2027
PPN:955306 C*4

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing a/c: G07097
Address / Fax # For All Other Notices	4 - Investment Accounting United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011
Instructions re Delivery of Notes	JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Ref: Account # G07097
Signature Block Format	UNITED OF OMAHA LIFE INSURANCE COMPANY By:___________________________ Name: Title:
Tax Identification Number	47-0322111

Schedule A-17

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RB-6; $15,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions.
E-mail:  payments@northwesternmutual.com
Phone: (414) 665-1679

Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations Email: payments@northwesternmutual.com Tel: 414-665-1679
Address / Fax # For All Other Notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com Facsimile: (414) 665-7124
Instructions re Delivery of Notes	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Anne T. Brower
Signature Block Format	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By: ___________________________________ Name: Title: Its Authorized Representative
Tax Identification Number	39-0509570

Schedule A-18

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-6; $3,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: JNL A/C # 187244 Re: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Schedule A-19

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Address / Fax # For All Other Notices
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Private Placements – Luke Stifflear
Tel:  (312) 634-2597
Fax:  (312) 634-0054
Email: luke.stifflear@ppmamerica.com

with a copy to

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Investment Accounting - Craig Close
Tel:  (312) 634-2502
Fax:  (312) 634-0906

With copies of Financial Information also to:

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Private Placements – Luke Stifflear
Tel:  (312) 634-2597
Fax:  (312) 634-0054
Email: luke.stifflear@ppmamerica.com

with a copy to

Jackson National Life Insurance Company
One Corporate Way
Lansing, MI  48951
Attn:  Investment Accounting – Mark Stewart
Tel:  (517) 367-3190
Fax:  (517) 706-5503

Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL MVA, A/C #187244
Signature Block Format	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of JacksonNational Life Insurance Company By:_____________________________ Name: Title:
Tax Identification Number	38-1659835

Schedule A-20

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RB-7; $6,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: JNL A/C # 187242 Re: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Schedule A-21

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Address / Fax # For All Other Notices
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Private Placements – Luke Stifflear
Tel:  (312) 634-2597
Fax:  (312) 634-0054
Email: luke.stifflear@ppmamerica.com

with a copy to

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Investment Accounting - Craig Close
Tel:  (312) 634-2502
Fax:  (312) 634-0906

With copies of Financial Information also to:

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Private Placements – Luke Stifflear
Tel:  (312) 634-2597
Fax:  (312) 634-0054
Email: luke.stifflear@ppmamerica.com

with a copy to

Jackson National Life Insurance Company
One Corporate Way
Lansing, MI  48951
Attn:  Investment Accounting – Mark Stewart
Tel:  (517) 367-3190
Fax:  (517) 706-5503

Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL ELI, A/C #187242
Signature Block Format	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of JacksonNational Life Insurance Company By:_____________________________ Name: Title:
Tax Identification Number	38-1659835

Schedule A-22

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Note Registration Number(s); principal amount(s)	RA-7; $3,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: JNLNY A/C # 187271 Re: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company of New York c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076
Address / Fax # For All Other Notices
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL  60606-1228
Attn:  Private Placements – Luke Stifflear
Tel:  (312) 634-2597
Fax:  (312) 634-0054
Email: luke.stifflear@ppmamerica.com
Email: privatereporting@ppmamerica.com

with a copy to

Jackson National Life Insurance Company of New York
One Corporate Way
Lansing, MI  48951
Attn:  Investment Accounting – Mark Stewart
Tel:  (517) 367-3190
Fax:  (517) 706-5503

Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNLNY, Gen. A/C #187271

Schedule A-23

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Signature Block Format
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
By:           PPM America, Inc., as attorney in fact, on behalf of JacksonNational Life Insurance Company of New York

By:_____________________________
Name:
Title:

Tax Identification Number	13-3873709

Schedule A-24

Purchaser Name	NATIONWIDE LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	NATIONWIDE LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-8; $4,000,000 RB-8; $5,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York Mellon ABA #021-000-018 BNF: IOC566 F/A/O Nationwide Life Insurance Co. Acct #267829 Attn: P & I Department Ref: “Accompanying Information” below.
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # / Email For Notices Relating To Payments
Nationwide Life Insurance Company
c/o The Bank of New York Mellon
P O Box 19266
Attn:  P & I Department
Newark, NJ  07195

With a copy to:

Nationwide Life Insurance Company
Nationwide Investments - Investment Operations
One Nationwide Plaza (1-05-401)
Columbus, OH  43215-2220

Address / Fax # / Email For All Other Notices	Nationwide Life Insurance Company Nationwide Investments – Private Placements E-mail: ooinwpp@nationwide.com One Nationwide Plaza (1-05-801) Columbus, OH 43215-2220
Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street 3rd Floor - Window A New York, NY 10286 F/A/O Nationwide Life Insurance Co. Acct #267829

Schedule A-25

Purchaser Name	NATIONWIDE LIFE INSURANCE COMPANY
Signature Block Format	NATIONWIDE LIFE INSURANCE COMPANY By: _______________________ Name: Title: Authorized Signatory
Tax Identification Number	31-4156830

Schedule A-26

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	AXA EQUITABLE LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RB-9; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 037-2-417394
Custody Account: G05476
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments
AXA Equitable Life Insurance Company
c/o AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention:  Cosmo Valente
Tel: 212-969-6384
Email:  cosmo.valente@alliancebernstein.com

Address / Fax # For All Other Notices
AXA Equitable Life Insurance Company
c/o AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention:  Jeffrey Hughes
Phone:  212-823-2744
Email:  jeffrey.hughes@alliancebernstein.com

Instructions re Delivery of Notes	AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103
Signature Block Format	AXA EQUITABLE LIFE INSURANCE COMPANY By:_________________________________ Name: Title:
Tax Identification Number	13-5570651

Schedule A-27

Purchaser Name	MONY LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	MONY LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-9; $3,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
ABA No.: 021-000021
For credit to MONY Closed Block
Account Number: 321-023803
A/C: MONY Closed Block - G 52963
Face Amount of $3,000,000
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments
MONY Life Insurance Company
c/o AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention:  Mike Maher
Tel: 212-823-2873
Fax: 212-969-6298
Email:  mike.maher@alliancebernstein.com

Address / Fax # For All Other Notices
MONY Life Insurance Company
c/o AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention:  Jeffrey Hughes
Phone:  212-823-2744
Email:  jeffrey.hughes@alliancebernstein.com

Instructions re Delivery of Notes
MONY Life Insurance Company
c/o AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention:  Neville Hemmings, Treasury Dept.
Telephone Number:  (212) 314-4103

Signature Block Format	MONY LIFE INSURANCE COMPANY By:_________________________________ Name: Title:
Tax Identification Number	13-1632487

Schedule A-28

Purchaser Name	METLIFE ALICO LIFE INSURANCE K.K.
Name in Which to Register Note(s)	METLIFE ALICO LIFE INSURANCE K.K.
Note Registration Number(s); principal amount(s)	RA-10; $4,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank Name:           Citibank New York
111 Wall Street
New York, NY 10005 (USA)
ABA Routing #:   021000089
Account No.:        30872002
Account Name:    METLIFE ALICO PP NON-GGA
Ref:                      “Accompanying Information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions form the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth below.

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # / Email for all notices and communications
Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:  Administration Dept. Manager
Email:   saura@metlife.co.jp

With a copy to:

MetLife Investment Advisors Company, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile:  (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Advisors Company, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Schedule A-29

Purchaser Name	METLIFE ALICO LIFE INSURANCE K.K.
Instructions re Delivery of Notes	MetLife Investment Advisors Company, LLC Securities Investments, Law Department P.O. Box 1902 10 Park Avenue Morristown, New Jersey 07962-1902 Attention: Daniel Scudder, Esq.
Signature Block Format	METLIFE ALICO LIFE INSURANCE K.K. By: MetLife Investment Advisors Company, LLC, its Investment Manager By:_________________________________________ Name: Title:
Tax Identification Number	98-1037269 (USA) and 00661996 (Japan)

Schedule A-30

Purchaser Name	METLIFE ALICO LIFE INSURANCE K.K.
Name in Which to Register Note(s)	METLIFE ALICO LIFE INSURANCE K.K.
Note Registration Number(s); principal amount(s)	RA-11; $4,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank Name:           Citibank New York
111 Wall Street
New York, NY 10005 (USA)
ABA Routing #:   021000089
Account No.:        30857793
Account Name:    METLIFE ALICO PP GGA
Ref:                      “Accompanying Information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions form the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth below.

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # / Email for all notices and communications
Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:  Administration Dept. Manager
Email:   saura@metlife.co.jp

With a copy to:

MetLife Investment Advisors Company, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile:  (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Advisors Company, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Schedule A-31

Purchaser Name	METLIFE ALICO LIFE INSURANCE K.K.
Instructions re Delivery of Notes	MetLife Investment Advisors Company, LLC Securities Investments, Law Department P.O. Box 1902 10 Park Avenue Morristown, New Jersey 07962-1902 Attention: Daniel Scudder, Esq.
Signature Block Format	METLIFE ALICO LIFE INSURANCE K.K. By: MetLife Investment Advisors Company, LLC, its Investment Manager By:_________________________________________ Name: Title:
Tax Identification Number	98-1037269 (USA) and 00661996 (Japan)

Schedule A-32

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	NEW YORK LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-12; $2,000,000 RB-10; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, New York  10019
ABA No.: 021-000-021
Credit:  New York Life Insurance Company
General Account No.:  008-9-00687
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:  Securities Operations, Private Group, 2nd Fl.
Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Schedule A-33

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Address / Fax # For All Other Notices
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention:  Fixed Income Investors Group, Private Finance, 2nd Fl.
Fax #: (212) 447-4122

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.
Signature Block Format	NEW YORK LIFE INSURANCE COMPANY By:_____________________________ Name: Title:
Tax Identification Number	13-5582869

Schedule A-34

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in Which to Register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Note Registration Number(s); principal amount(s)	RB-11; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Credit:  New York Life Insurance and Annuity Corporation
General Account No.:  323-8-47382
Ref: “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:  Securities Operations, Private Group, 2nd Fl.
Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Address / Fax # For All Other Notices
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention:  Fixed Income Investors Group, Private Finance, 2nd Fl.
Fax #: (212) 447-4122

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

Schedule A-35

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.
Signature Block Format	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By:_____________________________ Name: Title:
Tax Identification Number	13-3044743

Schedule A-36

Purchaser Name	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Name in Which to Register Note(s)	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Note Registration Number(s); principal amount(s)	RA-13; $1,000,000 RB-12; $1,500,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer JPMorgan Chase & Co. New York, NY 10010 ABA # 021000021 Custody Account No. G06475 Ref: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments
Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT  05604
Attn:  Private Placements
Fax:  802-223-9332
Email:  privateinvestments@sentinelinvestments.com

Address / Fax # For All Other Notices
Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT  05604
Attn:  Private Placements
Fax:  802-223-9332
Email:  privateinvestments@sentinelinvestments.com

Instructions re: Delivery of Notes	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: Chris P. Gudmastad
Signature Block Format	LIFE INSURANCE COMPANY OF THE SOUTHWEST By:______________________ Name: Title:
Tax Identification Number	75-0953004

Schedule A-37

Purchaser Name	WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
Name in Which to Register Note(s)	WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
Note Registration Number(s); principal amount(s)	RA-14; $1,000,000 RB-13; $1,500,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer U.S. Bank, N.A. 1700 Farnam Street Omaha, Nebraska 68102 ABA # 104000029 For the Account of WOW Account # 148747770730 Ref: “Accompanying Information” below
Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices and communications	Woodmen of the World Life Insurance Society Attn: Securities Department 1700 Farnam Street Omaha, Nebraska 68102
Instructions re Delivery of Notes	Woodmen of the World Life Insurance Society Attn: Securities Department 1700 Farnam Street Omaha, Nebraska 68102
Signature Block Format	WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY By:_____________________________ Name: Title: By:______________________________ Name: Title:
Tax Identification Number	47-0339250

Schedule A-38

Purchaser Name	AMERITAS LIFE INSURANCE CORP.
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP.
Note Registration Number(s); principal amount(s)	RA-15; $1,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
ABA #021000021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72220 (Ameritas Life Insurance Corp.)
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970
Address / Fax # For All Other Notices	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505
Instructions re Delivery of Notes
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Account P72220
REF:  Ameritas Life Insurance Corp.

Copy to:  Andy White, Summit Investment Partners (AWhite@summitinvestments.com)

Signature Block Format	AMERITAS LIFE INSURANCE CORP. By: Summit Investment Advisors, Inc., as Agent By: _________________________ Name: Andrew S. White Title: Managing Director - Private Placements
Tax Identification Number	47-0098400 (Ameritas Life); 13-6022143 (Cudd & Co.)

Schedule A-39

Purchaser Name	AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK
Note Registration Number(s); principal amount(s)	RB-14; $1,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
ABA #021000021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72221 (Ameritas Life Insurance Corp. -  Closed Block)
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.82% Series B Senior Notes, due July 5, 2024
PPN:955306 B#1

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970
Address / Fax # For All Other Notices	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505
Instructions re Delivery of Notes
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Account P72221
REF:  Ameritas Life Insurance Corp. - Closed Block

Copy to:  Andy White, Summit Investment Partners (AWhite@summitinvestments.com)

Signature Block Format	AMERITAS LIFE INSURANCE CORP. By: Summit Investment Advisors, Inc., as Agent By: _________________________ Name: Andrew S. White Title: Managing Director - Private Placements
Tax Identification Number	47-0098400 (Ameritas Life - C/B); 13-6022143 (Cudd & Co.)

Schedule A-40

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Note Registration Number(s); principal amount(s)	RA-16; $2,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

State Street Bank and Trust Company
Boston, MA  02101
ABA #:  011000028
For further credit to:  Southern Farm Bureau Life Insurance Company,
DDA #:  59848127
Account #:  EQ83
Ref:  “Accompanying Information” below

Accompanying Information
Name of Company:WEST PHARMACEUTICAL SERVICES, INC.

Description of Security:3.67% Series A Senior Notes, due July 5, 2022
PPN:955306 B@3

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department
Address / Fax # For All Other Notices
Southern Farm Bureau Life Insurance Company
P.O. Box 78
Jackson, MS  39205
Attn:  Investment Department  - David Divine
Tel:  601-981-5332 ext. 1010
Fax:  601-981-3605
Email:  ddivine@sfbli.com; sanderson@sfbli.com

by overnight mail:

1401 Livingston Lane
Jackson, MS  39213

Instructions re Delivery of Notes	Shirley Anderson Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213
Signature Block Format	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY By:_________________________________________ Name: Title:
Tax Identification Number	64-0283583

Schedule A-41

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2005 Notes” means, collectively, (a) those certain Floating Rate Series A Senior Notes due July 28, 2012, in the aggregate principal amount of $50,000,000, and (b) those certain Floating Rate Series B Senior Notes due July 28, 2015, in the aggregate principal amount of $25,000,000, issued by the Company pursuant to that certain Note Purchase Agreement dated as of July 28, 2005, as amended, restated, supplemented or otherwise modified from time to time.

“2006 Notes” means, collectively, (a) those 4.215% Series A Senior Notes due February 27, 2013, in the aggregate principal amount of €20,374,898.13, and (b) those certain 4.38% Series B Senior Notes due February 27, 2016, in the aggregate principal amount of €61,124,694.38, issued by the Company pursuant to that certain Multi-Currency Note Purchase and Private Shelf Agreement dated as of February 27, 2006, as amended, restated, supplemented or otherwise modified from time to time.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, the term “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“this Agreement” is defined in Section 17.3.

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Asset Disposition” means any Transfer except:

(a) any

(i) Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary;

(ii) Transfer from the Company to a Wholly-Owned Subsidiary; and

Schedule B-1

(iii) Transfer from the Company or a Wholly-Owned Subsidiary to a Subsidiary that is not a Wholly-Owned Subsidiary or from such a Subsidiary to another such Subsidiary, which in either case is for Fair Market Value;

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Event of Default exists; and

(b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials that are obsolete.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Capital Stock” means, as to any Person, any class of capital stock, share capital or similar equity interest of such Person and any and all warrants or options to purchase any of the foregoing.

“Change of Control” means an event or series of events by which any “person” or “group” (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire without condition, other than the passage of time, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of at least a majority of the total voting power of the then outstanding Voting Stock of the Company, or (b) from and after the date hereof, individuals who on the date hereof constitute the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors on the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

“Change of Control Prepayment Date” is defined in Section 8.4(b).

“CISADA” means the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, United States Public Law 111195, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

Schedule B-2

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph of this Agreement.

“Confidential Information” is defined in Section 20.

“Consolidated EBIT” means, for any period, Consolidated Net Income for such period plus, to the extent deducted in the determination of such Consolidated Net Income: (a) Consolidated Interest Expense; and (b) taxes imposed on or measured by income or excess profits.

“Consolidated EBITDA” means, for any period of four consecutive fiscal quarters (each a “Reference Period”), without duplication, Consolidated Net Income (whether positive or negative) plus the sum of (a) Consolidated Interest Expense, (b) income tax expense, (c) extraordinary losses or nonrecurring non-cash losses not incurred in the ordinary course of business, (d) depreciation and amortization, (e) any non-cash charge against Consolidated Net Income required to be recognized in connection with the issuance of capital stock to employees (whether upon lapse of vesting restrictions, exercise of employee options or otherwise), (f) any non-cash charge against Consolidated Net Income required to be recognized in connection with employee pension plans, in each case to the extent included in the calculation of Consolidated Net Income, and (g) those certain adjustments described on Schedule 10.6 less (h) extraordinary gains or other gains not incurred in the ordinary course of business included in the calculation of Consolidated Net Income, in each case determined for the Company and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP for such Reference Period; provided that, if at any time during such Reference Period the Company or any of its Restricted Subsidiaries (x) shall have acquired the stock or material assets of any Person, then Consolidated EBITDA shall include the Consolidated EBITDA of such acquired Person or attributable to such acquired assets as if the acquisition occurred on the first day of such Reference Period or (y) shall have sold or otherwise divested any material assets or stock in any Restricted Subsidiary during such Reference Period, the net income or loss of such Restricted Subsidiary or attributable to such assets shall also be excluded from Consolidated Net Income for such Reference Period and no adjustments in respect thereof shall be made pursuant to clauses (a) through (h) above.  As used herein, Consolidated EBITDA shall also be determined for any Person who has (or whose assets have) been acquired by the Company or a Restricted Subsidiary (such determination to be made in the manner provided in the preceding sentence as if references to the Company and its Restricted Subsidiaries and to Consolidated Net Income were to such acquired Person and its Subsidiaries (or attributable to such acquired assets) and consolidated net income of such Person, respectively).

Schedule B-3

“Consolidated Interest Expense” means, for any period, the aggregate of all interest expense of the Company and its Restricted Subsidiaries deducted in the calculation of Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period, the gross revenues of the Company and its Restricted Subsidiaries for such period less all expenses and other proper charges (including taxes on income) determined on a consolidated basis in accordance with GAAP consistently applied, but excluding in any event:

(a) earnings or losses attributable to minority interests;

(b) any restoration during such period to income of any contingency reserve, except to the extent that provision for such reserve was made during such period out of income accrued during such period;

(c) any gains or losses arising from any write-up or write down of assets;

(d) extraordinary or nonrecurring gains or losses;

(e) net earnings and losses of any Person accrued prior to the date it became a Restricted Subsidiary;

(f) any portion of the net earnings of any Restricted Subsidiary that for any reason is unavailable for payment of dividends or other distributions to the Company or any other Restricted Subsidiary;

(g) net earnings or losses of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary shall have an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of a cash distribution;

(h) net earnings or losses of any Person, substantially all the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such other Person prior to the date of such acquisition; and

(i) net earnings or losses of any Person to which the assets of the Company or any Restricted Subsidiary shall have been sold, transferred or disposed of, or into which the Company or any Restricted Subsidiary shall have merged or consolidated, prior to the date of such transaction.

“Consolidated Net Worth” means the consolidated stockholder’s equity of the Company and its Restricted Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

Schedule B-4

“Consolidated Total Capitalization” means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Total Net Debt.

“Consolidated Total Debt” means, at any date of determination, without duplication, the aggregate of all Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis (including the current portion thereof and the undrawn stated amount of any letters of credit then outstanding), other than (but only to the extent that the following would not be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries at such date): (a) earn-outs or similar obligations, and (b) any Guaranty of the Company or any Restricted Subsidiary of Debt described in clause (a) above.

“Consolidated Total Net Debt” means, at any date of determination, an amount equal to the difference of (a) Consolidated Total Debt minus (b) the aggregate amount of cash and cash equivalents held by the Company and its Restricted Subsidiaries on such date determined on a consolidated basis in accordance with GAAP.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Agreement” means the Credit Agreement, dated as of April 27, 2012, among the Company, certain Subsidiaries of the Company, the banks and financial institutions set forth on the signature pages thereof and PNC Bank, National Association, as administrative agent, as amended, restated, modified or replaced from time to time, together with all agreements or documents related thereto, as the same may be refinanced or refunded from time to time.

“Debt” means, with respect to any Person, without duplication,

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) its Capital Lease Obligations;

(d) its liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not such Person has assumed or otherwise become liable for such liabilities);

(e) its liabilities in respect of letters of credit or instruments serving a similar function or accepted for its accounts by banks and other financial institutions (whether or not representing obligations for borrowed money);

Schedule B-5

(f) its redemption obligations, prior to the maturity of the Notes, in respect of all Redeemable Preferred Stock; and

(g) Guaranties by such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Debt Prepayment Application” means, with respect to any Asset Disposition of any property, the application by the Company or any Restricted Subsidiary, as the case may be, of cash in an amount equal to the Net Proceeds with respect to such Asset Disposition to pay Senior Debt (other than (a) Senior Debt owing to the Company or any of its Restricted Subsidiaries or any Affiliate and (b) Senior Debt in respect of any revolving credit or similar facility providing the Company or any Restricted Subsidiary with the right to obtain loans or other extensions of credit from time to time, unless in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note, in accordance with Section 8.3 and Section 8.5, in a principal amount equal to the Ratable Portion of such Note in respect of such Asset Disposition.  If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion of such Note in respect of such Asset Disposition.

“Debt Prepayment Transfer” is defined in Section 8.3(a).

“Debentures” is defined in Section 5.14.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is equal to the greater of (a) 2% per annum above the rate of interest otherwise in effect with respect to any Note or (b) 2% over the rate of interest publicly announced by Wells Fargo Bank, National Association in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Disposition Value” means, at any time, with respect to any property of the Company or any Restricted Subsidiary,

(a) in the case of property that does not constitute Capital Stock of a Subsidiary of the Company or such Restricted Subsidiary, the book value thereof, valued at the time of such disposition in good faith by the Company, and

Schedule B-6

(b) in the case of property that constitutes Capital Stock of a Subsidiary of the Company or such Restricted Subsidiary, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Capital Stock represents of the book value of all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof in good faith by the Company.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Material.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“Financing Documents” means this Agreement, the Notes, the Subsidiary Guaranty, the Sharing Agreement and each Lender Joinder Agreement, as each may be amended, restated or otherwise modified from time to time, and all other documents to be executed and/or delivered in favor of any holders of Notes, or all of them, the Company, any of its Subsidiaries, or any other Person in connection with this Agreement.

“Foreign Subsidiary” means any Subsidiary organized under the laws of any jurisdiction other than the United States of America or one of its states or the District of Columbia.

“Form 10-K” is defined in Section 7.1(b).

Schedule B-7

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or such Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

Schedule B-8

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“INHAM Exemption” is defined in Section 6.3(e).

“Initial Subsidiary Guarantors” means each of West Pharmaceutical Services of Florida, Inc., a Florida corporation, West Pharmaceutical Services Lakewood, Inc., a Delaware corporation, West Analytical Services, LLC a Delaware limited liability company, West Pharmaceutical Services of Delaware, Inc., a Delaware corporation, Tech Group North America, Inc., an Arizona corporation, Tech Group Grand Rapids, Inc., a Delaware corporation, and (mfg) Tech Group Puerto Rico, LLC, a Delaware limited liability company.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

“Lender Joinder Agreement” is defined in Section 4.11.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.8.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the Notes or of any Subsidiary Guarantor which is a Material Subsidiary to perform its obligations under the Subsidiary Guaranty, or (c) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

Schedule B-9

“Material Subsidiary” means, at any time, any Restricted Subsidiary of the Company which, together with all Subsidiaries of such Restricted Subsidiary, accounts for more than (a) 5% of the Consolidated Total Assets on such date or (b) 5% of consolidated revenue of the Company and its Restricted Subsidiaries for the period of four consecutive fiscal quarters of the Company ending on or immediately prior to such date.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.3(a).

“Net Proceeds” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer (including, without limitation, all income taxes payable by such Person in connection therewith).

“Notes” is defined in Section 1.

“Obligors” means, collectively, the Company and the Subsidiary Guarantors.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

Schedule B-10

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA), subject to Title I of ERISA, that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Priority Debt” means, at any time, without duplication, (a) all Debt of the Company and its Restricted Subsidiaries secured by Liens not permitted under any of clauses (a) to (e), inclusive, and (g) to (i), inclusive, of Section 10.2, plus (b) all Debt and Preferred Stock of Restricted Subsidiaries (other than with respect to clause (b) only (x) Debt of any Restricted Subsidiary owed to, or Preferred Stock of any Restricted Subsidiary held by, the Company or any Wholly-Owned Subsidiary which is a Restricted Subsidiary and (y) Debt of any Restricted Subsidiary (other than a Foreign Subsidiary) which is an Obligor so long as the holder of such Debt is a party to the Sharing Agreement with respect to such Debt).

“Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds with respect to such Transfer to the acquisition by such Person of operating assets of such Person (excluding, for the avoidance of doubt, cash and cash equivalents) having at least equivalent Fair Market Value to the property so Transferred.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” means a Prohibited Transaction Exemption issued by the Department of Labor.

“Purchasers” is defined in the introductory paragraph of this Agreement.

“QPAM Exemption” is defined in Section 6.3(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ratable Portion” means, in respect of any holder of any Note and any Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of

Schedule B-11

(a) the Net Proceeds being offered to be applied to the payment of Senior Debt, multiplied by

(b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Senior Debt at the time of such Transfer determined on a consolidated basis in accordance with GAAP.

“Redeemable” means, with respect to the Preferred Stock of any Person, each share of such Person’s Preferred Stock that is:

(a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Debt of such Person (i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, (ii) at the option of any Person other than such Person, or (iii) upon the occurrence of a condition not solely within the control of such Person; or

(b) convertible into other Redeemable Preferred Stock.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of at least a majority in principal amount of the Notes of all Series at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company, or any Subsidiary Guarantor, as the case may be, with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Subsidiary” means any Subsidiary (i) in which at least a majority of the voting securities are owned by the Company and/or one or more Wholly-Owned Subsidiaries which are Restricted Subsidiaries and (ii) which the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes, provided that the designation of a Subsidiary as “unrestricted” or “restricted” shall not be changed more than twice.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

Schedule B-12

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Debt” means the Notes and any other Debt of the Company or its Restricted Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Restricted Subsidiary (including, without limitations, the obligations of the Company under this Agreement or the Notes).

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series” means any series of Notes issued pursuant to this Agreement.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Sharing Agreement” means the Sharing Agreement, dated as of April 27, 2012, among the lenders under the Credit Agreement, PNC Bank, National Association, as administrative agent for the lenders under the Credit Agreement, the holders of the Notes, the holders of the 2005 Notes and the holders of the 2006 Notes, as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

“Source” is defined in Section 6.3.

“Subsidiary” means, as to any Person, any business entity in which such Person or one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each of the Initial Subsidiary Guarantors and any Person that has become a party to the Subsidiary Guaranty as required by Section 9.9, subsequent to the effective date of this Agreement, by means of execution and delivery of a joinder agreement.

“Subsidiary Guaranty” is defined in Section 4.10.

“Successor Company” is defined in Section 10.4(b)(i).

Schedule B-13

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Capital Stock (including by way of a merger or consolidation of a Subsidiary of such Person with a third party or otherwise).  For purposes of determining the application of the Net Proceeds in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding separate Net Proceeds.  In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Net Proceeds attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Net Proceeds attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

“Transfer Prepayment Date” is defined in Section 8.3(a).

“Transfer Prepayment Offer” is defined in Section 8.3(a).

“Unrestricted Subsidiary” means any Subsidiary so designated by the Company on Schedule 5.4 or pursuant to the terms of Section 9.6.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means Capital Stock of any class or classes of a Person the holders of which are entitled to vote generally in elections of directors (or Persons performing similar functions).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Schedule B-14

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

 None.

Schedule 4.9-1

SCHEDULE 5.3

 DISCLOSURE MATERIALS

Printed version of slide presentation made to Purchasers on June 13, 2012.

Q&A Document posted to Syndtrak on June 15, 2012 and updated thereafter.

Schedule 5.3-1

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY, OWNERSHIP OF SUBSIDIARY STOCK, AFFILIATES, RESTRICTED SUBSIDIARY STATUS

Name	Jurisdiction of Organization	Ownership %	Restricted or Unrestricted Subsidiary

West Pharmaceutical Services, Inc	Pennsylvania	Parent Co.
Tech Group North America, Inc.	Arizona	100.0	Restricted
West Pharmaceutical Services Lakewood, Inc.	Delaware	100.0	Restricted
West Pharmaceutical Services Canovanas, Inc.	Delaware	100.0	Unrestricted
West Pharmaceutical Services Vega Alta, Inc.	Delaware	100.0	Unrestricted
West Pharmaceutical Services of Delaware, Inc.	Delaware	100.0	Restricted
West Pharmaceutical Services Delaware Acquisition, Inc.	Delaware	100.0	Restricted
West Analytical Services, LLC	Delaware	100.0	Restricted
West Pharmaceutical Services of Florida, Inc.	Florida	100.0	Restricted
Tech Group Grand Rapids, Inc.	Delaware	100.0	Restricted
Citation Plastics Co.	New Jersey	100.0	Restricted
West Pharmaceutical Services Argentina S.A.	Argentina	100.0	Restricted
West Pharmaceutical Services Australia Pty. Ltd.	Australia	100.0	Restricted
West Pharmaceutical Services Brasil LTDA.	Brasil	100.0	Restricted
West Pharmaceutical Packaging (China) Company Ltd.	China	100.0	Restricted
West Pharmaceutical Services Shanghai Medical Rubber Products Co., Ltd.	China	100.0	Restricted
West Pharmaceutical Services Colombia S.A.	Colombia	98.2(a)	Restricted
West Pharmaceutical Services Holding Danmark ApS	Denmark	100.0	Restricted
West Pharmaceutical Services Danmark A/S	Denmark	100.0	Restricted
West Pharmaceutical Services Group Limited	United Kingdom	100.0	Restricted
West Pharmaceutical Services Cornwall Limited.	United Kingdom	100.0	Restricted
Plasmec Public Limited Company	United Kingdom	100.0	Unrestricted
West Pharmaceutical Services Lewes Limited	United Kingdom	100.0	Unrestricted
West Pharmaceutical Services France S.A.	France	99.9(b)	Restricted
West Pharmaceutical Services Holding France SAS	France	100.0	Restricted
West Pharmaceutical Services Holding GmbH	Germany	100.0	Restricted
West Pharmaceutical Services Verwaltungs GmbH	Germany	100.0	Restricted
West Pharmaceutical Services Deutschland GmbH Co KG	Germany	100.0	Restricted
Tech Group Europe Limited	Ireland	100.0	Restricted
TGPR Holdings Limited	Ireland	100.0	Restricted
Medimop Medical Projects (North), Ltd.	Israel	100.0	Unrestricted
Medimop Medical Projects Ltd.	Israel	100.0	Restricted
West Pharmaceutical Services Italia S.r.L.	Italy	100.0	Restricted
(mfg) Tech Group Puerto Rico, LLC	Delaware	100.0	Restricted
West Pharmaceutical Services Beograd	Serbia	100.0	Restricted
West Pharmaceutical Services Singapore Pte. Ltd.	Singapore	100.0	Restricted
West Pharmaceutical Services Hispania S.A.	Spain	100.0	Restricted
West Pharmaceutical Services Venezuela C.A.	Venezuela	100.0	Restricted
W.P.S. F. Limited	England	100.0	Restricted
West Pharmaceutical Packaging India Private Limited	India	100.0	Restricted
West Pharmaceutical Services Singapore Holding Private Limited	Singapore	100.0	Restricted
West Pharmaceutical Services Normandie SAS	France	100.0	Restricted
Senetics, Inc.	Delaware	100.0	Restricted
PM2OL A/S	Denmark	100.0	Restricted
(a) 1.55% is held in treasury by West Pharmaceutical Services Colombia S.A.
(b) In addition, .01% is owned directly by 8 individual shareholders who are officers of the Company or its subsidiaries.

Schedule 5.4-1

Company Affiliates

Name	Jurisdiction of Organization	Ownership %

Aluplast, S.A. de CV	Mexico	49%
Pharma-Tap S.A. de CV	Mexico	49%
Pharma Rubber S.A. de CV	Mexico	49%
The West Company Mexico S.A. de CV	Mexico	49%
Daikyo Seiko Ltd	Japan	25%

Company’s Directors and Senior Officers

Directors
Mark Buthman
William F. Feehery, Ph.D.
Thomas W. Hoffman
L. Robert Johnson
Paula A. Johnson, M.D., MPH
Douglas A. Michels
Donald E. Morel, Jr. Ph.D
John H. Weiland
Anthony Welters
Patrick J. Zenner

Senior Officers
Michael A. Anderson - Vice President and Treasurer
Warwick Bedwell - President, Pharmaceutical Packaging Systems Asia Pacific Region
William  J.  Federici - Vice President and Chief Financial Officer
John R. Gailey III - Vice President, General Counsel, Secretary and Compliance Officer
Jeffrey C. Hunt - President, Pharmaceutical Packaging Systems
Heino Lennartz - President, Pharmaceutical Packaging Systems Europe Region
Richard D.  Luzzi - Vice President, Human Resources
Daniel Malone - Vice President and Corporate Controller
Donald A. McMillan - President, Pharmaceutical Packaging Systems Americas Region
Donald E. Morel, Jr., Ph.D. - Chairman of the Board and Chief Executive Officer
John Paproski - President, Pharmaceutical Delivery Systems

Schedule 5.4-2

SCHEDULE 5.5

FINANCIAL STATEMENTS

10-Ks filed with the Securities and Exchange Commission for 2008, 2009, 2010 and 2011 and the 10-Q filed with the Securities and Exchange Commission for the period ended March 31, 2012.

Schedule 5.5-1

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

None.

Schedule 5.11-1

SCHEDULE 5.15

EXISTING DEBT

Note: Subsequent to the March 31, 2012 disclosure date in Section 5.15, the Company and certain of its Subsidiaries, as borrowers, entered into a $300,000,000 Credit Agreement with PNC Bank National Association, as Administrative Agent dated April 27, 2012.

	Obligors/Obligees	Principal Outstanding	Collateral	Guaranty	Restrictions on Debt Incurrence
Credit Agreement dated June 3, 2011	West Pharmaceutical Services, Inc., certain of its subsidiaries, Lenders party thereto, PNC Bank, National Association, as administrative agent.	$0
(i) all Equipment acquired or constructed using proceeds of any Loan (whether or not part of the acquisition price or construction costs were paid from funds other than proceeds of the Loans);
(ii) all Fixtures acquired or constructed using proceeds of any Loan (whether or not part of the acquisition price or construction costs were paid from funds other than proceeds of the Loans); and
(iii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing."
				None.	Financial covenant that Priority Debt will not exceed 25% of Consolidated Capitalization.
4.00% Convertible Junior Subordinated Debentures Due 2047	West Pharmaceutical Services, Inc.	$161,500,0001	None.	None.	None.
Credit Agreement dated as of June 4, 2010	West Pharmaceutical Services, Inc., certain of its subsidiaries, Lenders party thereto, PNC Bank, National Association, as administrative agent.	$35,400,000	None.	None.	Financial covenant that Priority Debt will not exceed 25% of Consolidated Capitalization.
$50,000,000 Floating Rate Series A Senior Notes, due July 28, 2012	West Pharmaceutical Services, Inc. Purchasers: - Allstate Life Insurance Company - Allstate Insurance Company - Massachusetts Mutual Life Insurance Company - C. M. Life Insurance Company - MassMutual Asia Limited - General Electric Capital Assurance Company - United of Omaha Life Insurance Company	$50,000,000	None.
Subsidiary Guarantors:
- West Pharmaceutical Services of Florida, Inc.
- West Pharmaceutical Services Lakewood, Inc.
- West Pharmaceutical Services Cleveland, Inc.
- West Pharmaceutical Services of Delaware, Inc.
- West Pharmaceutical Services Canovanas, Inc.
- West Pharmaceutical Services Vega Alta, Inc.
- WPS Laboratories, Inc.
- Tech Group North America, Inc.
- Tech Group Grand Rapids, Inc.
- (mfg) Tech Group Puerto Rico, Inc.

					Financial covenant that Priority Debt will not exceed 25% of Consolidated Total Capitalization.
$25,000,000 Floating Rate Series B Senior Notes, due July 28, 2015	West Pharmaceutical Services, Inc. Purchasers: - Allstate Life Insurance Company - Allstate Insurance Company - Massachusetts Mutual Life Insurance Company - C. M. Life Insurance Company - MassMutual Asia Limited - General Electric Capital Assurance Company - United of Omaha Life Insurance Company	$25,000,000	None.
Subsidiary Guarantors:
- West Pharmaceutical Services of Florida, Inc.
- West Pharmaceutical Services Lakewood, Inc.
- West Pharmaceutical Services Cleveland, Inc.
- West Pharmaceutical Services of Delaware, Inc.
- West Pharmaceutical Services Canovanas, Inc.
- West Pharmaceutical Services Vega Alta, Inc.
- WPS Laboratories, Inc.
- Tech Group North America, Inc.
- Tech Group Grand Rapids, Inc.
- (mfg) Tech Group Puerto Rico, Inc.

					Financial covenant that Priority Debt will not exceed 25% of Consolidated Total Capitalization.
€20,374,898.13 Principal Amount of 4.215% Series A Senior Notes Due February 27, 2013	West Pharmaceutical Services, Inc. Purchasers: - The Prudential Insurance Company of America - Prudential Retirement Insurance and Annuity Company - Pruco Life Insurance Company - Pruco Life Insurance Company of New Jersey - American Skandia Life Assurance Corporation	$27,100,000	None.
Subsidiary Guarantors:
- West Pharmaceutical Services of Florida, Inc.
- West Pharmaceutical Services Lakewood, Inc.
- West Pharmaceutical Services Cleveland, Inc.
- West Pharmaceutical Services Canovanas, Inc.
- West Pharmaceutical Services of Delaware, Inc.
- West Pharmaceutical Services Vega Alta, Inc.
- WPS Laboratories, Inc.
- Tech Group North America, Inc.
- Tech Group Grand Rapids, Inc.
- (mfg) Tech Group Puerto Rico, Inc.
					Financial covenant that Priority Debt will not exceed 25% of Consolidated Total Capitalization.
€61,124,694.38 Principal Amount of 4.38% Series B Senior Notes Due February 27, 2016	West Pharmaceutical Services, Inc. Purchasers: - The Prudential Insurance Company of America - Prudential Retirement Insurance and Annuity Company - Pruco Life Insurance Company - Pruco Life Insurance Company of New Jersey - American Skandia Life Assurance Corporation	$81,300,000	None.
Subsidiary Guarantors:
- West Pharmaceutical Services of Florida, Inc.
- West Pharmaceutical Services Lakewood, Inc.
- West Pharmaceutical Services Cleveland, Inc.
- West Pharmaceutical Services Canovanas, Inc.
- West Pharmaceutical Services of Delaware, Inc.
- West Pharmaceutical Services Vega Alta, Inc.
- WPS Laboratories, Inc.
- Tech Group North America, Inc.
- Tech Group Grand Rapids, Inc.
- (mfg) Tech Group Puerto Rico, Inc.
					Financial covenant that Priority Debt will not exceed 25% of Consolidated Total Capitalization.
Capital Leases, due through 2016		$900,000	None.	None.	None.
Letters of Credit	Various group entities, primarily West Pharmaceutical Services, Inc.	$3,290,000	None.	None.	None.

1 The Company conducted a tender offer which settled on June 11, 2012, pursuant to which $158,364,000 in aggregate principal amount of the Debentures were purchased at a cost of $165.8 million which was drawn on the Company’s Revolving Credit Facility.

Schedule 5.15-1

SCHEDULES 10.2

EXISTING LIENS

1.
Liens in connection with any Open-End Mortgage and Security Agreement by West Pharmaceutical Services, Inc. in favor of PNC Bank, National Association, as administrative agent, pursuant to that certain Credit Agreement dated as of June 3, 2011 among West Pharmaceutical Services, Inc., certain of its subsidiaries, the Lenders party thereto and PNC Bank, National Association, as administrative agent.

2.	Liens on equipment financed by Capital Leases referred to on Schedule 5.15 and as disclosed in the Financial Statements described on Schedule 5.5.

3.	Liens in connection with operational leases and mechanics and statutory liens arising in the ordinary course of business.

Schedule 10.2-1

SCHEDULE 10.6

CONSOLIDATED EBITDA ADJUSTMENTS

West Pharmaceutical Services, Inc. typically excludes restructuring charges from its Consolidated EBITDA Adjustments.

Schedule 10.6-1

EXHIBIT 1(a)

[FORM OF SERIES A NOTE]

WEST PHARMACEUTICAL SERVICES, INC.

3.67% SERIES A SENIOR NOTE, DUE JULY 5, 2022

No. RA-[_______] [Date]
$[__________] PPN: 955306 B@3

FOR VALUE RECEIVED, the undersigned, WEST PHARMACEUTICAL SERVICES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Pennsylvania, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 5, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.67% per annum from the date hereof, payable semiannually, on the 5th day of January and July in each year, commencing January 5, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.67% or (ii) 2.0% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 5, 2012 (as from time to time amended, restated, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1(a)-1

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WEST PHARMACEUTICAL SERVICES, INC.

By:
Name:
Title:

Exhibit 1(a)-2

EXHIBIT 1(b)

[FORM OF SERIES B NOTE]

WEST PHARMACEUTICAL SERVICES, INC.

3.82% SERIES B SENIOR NOTE, DUE JULY 5, 2024

No. RB-[_______][Date]
$[__________] PPN: 955306 B#1

FOR VALUE RECEIVED, the undersigned, WEST PHARMACEUTICAL SERVICES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Pennsylvania, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 5, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.82% per annum from the date hereof, payable semiannually, on the 5th day of January and July in each year, commencing January 5, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.82% or (ii) 2.0% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 5, 2012 (as from time to time amended, restated, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1(b)-1

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WEST PHARMACEUTICAL SERVICES, INC.

By:
Name:
Title:

Exhibit 1(b)-2

EXHIBIT 1(c)

[FORM OF SERIES C NOTE]

WEST PHARMACEUTICAL SERVICES, INC.

4.02% SERIES C SENIOR NOTE, DUE JULY 5, 2027

No. RC-[_______] [Date]
$[__________] PPN: 955306 C*4

FOR VALUE RECEIVED, the undersigned, WEST PHARMACEUTICAL SERVICES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Pennsylvania, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 5, 2027, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.02% per annum from the date hereof, payable semiannually, on the 5th day of January and July in each year, commencing January 5, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.02% or (ii) 2.0% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 5, 2012 (as from time to time amended, restated, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1(c)-1

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WEST PHARMACEUTICAL SERVICES, INC.

By:
Name:
Title:

Exhibit 1(c)-2

EXHIBIT 4.4(a)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE OBLIGORS

See Attached

Exhibit 4.4(a)-1

July 5, 2012

The Purchasers party to
the Note Purchase Agreement

Re:	West Pharmaceutical Services, Inc.

Ladies and Gentlemen:

We have acted as counsel to West Pharmaceutical Services, Inc., a Pennsylvania corporation (the “Company”), and each subsidiary guarantor listed on Schedule 1 hereto (the “Guarantors,” and together with the Company, the “Obligors”) in connection with the preparation, execution and delivery of the Note Purchase Agreement dated as of July 5, 2012 (the “Agreement”) among the Company and the Purchasers party thereto (the “Purchasers”).  The Agreement provides for the issuance and sale by the Company of $42,000,000 aggregate principal amount of the 3.67% Series A Senior Notes due July 5, 2022, the $53,000,000 aggregate principal amount of the 3.82% Series B Senior Notes due July 5, 2024, and the $73,000,000 aggregate principal amount of the 4.02% Series C Senior Notes due July 5, 2027, issued and sold by the Company to the Purchasers pursuant to the Agreement (collectively, the “Notes”), which will be guaranteed by the Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of July 5, 2012 by and among the Guarantors in favor of the Purchasers (the “Guaranty Agreement,” and together with the Agreement and the Notes, the “Financing Documents”).  This opinion is being delivered pursuant to Section 4.4(a) of the Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

I. DOCUMENTS REVIEWED.

In the foregoing capacity, for purposes of this opinion, we have also reviewed the following documents (the “Documents”):

(i)	the organizational documents listed on Schedule 2 attached hereto (collectively, the “Organizational Documents”);

(ii)
the records of the proceedings and actions of the Board of Directors, Sole Director, Sole Manager, Board of Managers or Shareholders, as applicable, of each Obligor with respect to the transactions contemplated by the Financing Documents, certified to us as true, accurate and complete, and in full force and effect, by the Secretary or Assistant Secretary of such Obligor;

(iii)
a certificate of the Pennsylvania Secretary of the Commonwealth dated June 28, 2012 to the effect that the Company was subsisting as a Pennsylvania corporation on the date of the certificate (the “Pennsylvania Certificate”);

The Purchasers party to
the Note Purchase Agreement
July 5, 2012
Page Two

(iv)
a certificate of the Delaware Secretary of State dated July 2, 2012 to the effect that WPS Lakewood (as defined on Schedule 1) was in good standing in Delaware on the date of the certificate (the “WPS Lakewood Certificate”);

(v)
a certificate of the Delaware Secretary of State dated July 2, 2012 to the effect that WAS LLC (as defined on Schedule 1) was in good standing in Delaware on the date of the certificate (the “WAS LLC Certificate”);

(vi)
a certificate of the Delaware Secretary of State dated July 2, 2012 to the effect that WPS Delaware (as defined on Schedule 1) was in good standing in Delaware on the date of the certificate (the “WPS Delaware Certificate”);

(vii)
a certificate of the Delaware Secretary of State dated July 2, 2012 to the effect that TGPR (as defined on Schedule 1) was in good standing in Delaware on the date of the certificate (the “TGPR Certificate”);

(viii)
a certificate of the Delaware Secretary of State dated July 2, 2012 to the effect that TGGR (as defined on Schedule 1) was in good standing in Delaware on the date of the certificate (the “TGGR Certificate” and, together with the WPS Lakewood Certificate, the WAS LLC Certificate, the WPS Delaware Certificate and the TGPR Certificate, the “Delaware Certificates”);

(ix)
a certificate issued by the Florida Department of State, dated July 2, 2012  (the “Florida Certificate”), to the effect that the status of WPS Florida (as defined on Schedule 1) is active in the State of Florida on the date of the Florida Certificate;

(x)
a certificate of the Corporation Commission of the State of Arizona dated July 2, 2012 to the effect that TGNA (as defined on Schedule 1) was in good standing in Arizona on the date of the certificate (the “Arizona Certificate” and, together with the Pennsylvania Certificate, the Delaware Certificates and the Florida Certificate, the “Good Standing Certificates”);

(xi)	a certificate of the Secretary or Assistant Secretary of each of the Obligors (collectively, the “Secretary Certificates”) each dated as of the date hereof as to the matters set forth therein;

(xii)	certificates made by an officer of the Company (the “Officer Certificates”) dated as of the date hereof, as to the matters set forth therein, including:

(a)	certifying as to true accurate and complete copies of the contracts listed on Schedule 3 (“Identified Contracts”); and

The Purchasers party to
the Note Purchase Agreement
July 5, 2012
Page Three

(b)	certifying matters relating to each Obligor’s status under the Investment Company Act of 1940; and

(xiii)	such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth in this letter.

II. ASSUMPTIONS.

In examining the Documents, and in rendering the opinions set forth below, we have assumed the following:

(a)
each of the parties to the Financing Documents (other than the Obligors) has duly and validly executed and delivered each of the Financing Documents and each instrument, agreement, and other document executed in connection with the Financing Documents to which such party (other than the Obligors) is a signatory and each such party’s (other than the Obligors’) obligations set forth in the Financing Documents, are its valid and legally binding obligations, enforceable in accordance with their respective terms;

(b)	each person executing any Financing Document, instrument, agreement or other document on behalf of any such party (other than the Obligors) is duly authorized to do so;

(c)	each natural person executing any Financing Document, instrument, agreement or other document on behalf of any party is legally competent to do so;

(d)
the Financing Documents accurately describe and contain the mutual understandings of the parties thereto, there are no oral or written modifications of or amendments or supplements to the Financing Documents, and there has been no waiver of any of the provisions of the Financing Documents by actions or conduct of the parties or otherwise;

(e)
all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies or telecopies or portable document file (“pdf”) copies conform to the original documents (and the authenticity of the originals of such copies), all signatures on all documents submitted to us for examination (and including signatures on photocopies, telecopies and pdf copies) are genuine, and all public records reviewed by us are accurate and complete;

The Purchasers party to
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(f)
each individual executing a certificate is authorized to do so and has knowledge about all matters stated therein.  As to factual matters, the contents of each such certificate are accurate and complete;

(g)	each of the parties to the Financing Documents has received all agreed upon consideration for each Financing Document;

(h)	there has been no mutual mistake of fact, or misunderstanding or fraud, duress or undue influence in connection with the negotiation, delivery and execution of the Financing Documents; and

(i)
there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, vary, supplement or qualify the terms of the Financing Documents.

As to certain factual matters, we have relied on the Secretary Certificates.  We assume the facts set forth in each Secretary Certificate to be accurate and complete.  We have also relied upon the Officer Certificates as to the factual matters set forth therein, which facts we assume to be accurate and complete.

III. OPINIONS.

Based on our review of the foregoing, and subject to the limitations, assumptions, and qualifications set forth herein, it is our opinion that, as of the date of this letter:

1.	Based solely upon the Pennsylvania Certificate, the Company is a corporation validly existing and subsisting under the laws of the Commonwealth of Pennsylvania.

2.
Based solely upon the Delaware Certificates, each of the Delaware Obligors is a corporation or a limited liability company validly existing and in good standing under the laws of the State of Delaware.

3.	Based solely upon the Florida Certificate, the status of WPS Florida is a corporation active in the State of Florida.

4.	Based solely upon the Arizona Certificate, TGNA is a corporation validly existing and in good standing under the laws of the State of Arizona.

5.
The Company has the corporate power and the corporate authority to execute and perform the Agreement and to issue the Notes and has the corporate power and the corporate authority to conduct the activities in which it is now engaged.

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6.
Each Guarantor has the corporate or limited liability company power, as applicable, and corporate or limited liability company authority, as applicable, to execute and perform the Guaranty Agreement and has the corporate or limited liability company power, as applicable, and corporate or limited liability company authority, as applicable, to own its properties and to conduct the activities in which it is now engaged.

7.
Each of the Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the following:

(a)	applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other similar laws relating to or affecting the rights of creditors generally; and

(b)	the exercise of judicial discretion in accordance with general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

8.
The Guaranty Agreement has been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each Guarantor, has been duly executed and delivered by each Guarantor and constitutes the legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, subject to the following:

(a)	applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other similar laws relating to or affecting the rights of creditors generally; and

(b)	the exercise of judicial discretion in accordance with general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

9.
No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any federal, New York, or Pennsylvania Governmental Authority or under the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Florida Business Corporation Act or Title 10 of the Arizona Revised Statutes (“Arizona Business Corporation Act”) is necessary in connection with the execution, delivery or performance of any material obligations (a) by the Company of the Agreement or the Notes or (b) by any Guarantor of the Guaranty Agreement.

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10.
The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement and the Notes do not conflict with any law, rule or regulation of any federal, New York or Pennsylvania Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or Bylaws of the Company or any Identified Contract.

11.
The execution, delivery and performance by each Guarantor of the Guaranty Agreement do not conflict with any law, rule or regulation of any federal or New York Governmental Authority or with the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Florida Business Corporation Act or the Arizona Business Corporation Act, as applicable, or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of any Guarantor pursuant to the provisions of the Organizational Documents of such Guarantor or any Identified Contract.

12.
The offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the Notes and the execution and delivery of the Guaranty Agreement do not, under existing law, require the registration of the Notes or the Guaranty Agreement under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

13.
Neither the Company nor any Guarantor is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended or a "holding company" subject to regulation under the Utility Holding Company Act of 1935, as amended.

14.
The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and as contemplated by the Agreement do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

IV. QUALIFICATIONS AND ADDITIONAL ASSUMPTIONS.

The opinions set forth above are subject to the following further assumptions, qualifications, and limitations:

A. We express no opinion regarding (i) except as provided in Paragraphs III.12 and III.13 above, any federal, state or other securities laws or regulations, including, without limitation, any “Blue Sky” laws, (ii) any federal, state or other anti-trust or unfair competition laws or regulations, (iii) any federal, state or other laws or regulations with respect to any tax, (iv) any federal, state or other environmental or hazardous materials laws or regulations, (v) any

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federal, state or other criminal or civil forfeiture laws (including, without limitation, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, as amended), (vi) any federal, state or other privacy laws or regulations, (vii) any federal, state or other land use, zoning or subdivision laws or regulations, (viii) the Employee Retirement Income Security Act, as amended, or related laws or regulations and any other federal, state or other pension laws or regulations, (ix) any federal, state or other laws related to copyrights, patents, trademarks, service marks or other intellectual property, (x) any federal, state or other health, safety and welfare laws or regulations, (xi) any federal or state banking laws or regulations, (xii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001 or any other federal, state or other anti-terrorism laws, (xiii) any federal, state or other laws or regulations that may apply to a party to any Financing Document due to the nature of any Person’s business or activities or the industry in which such Person does business, (xiv) any federal, state or other insurance laws or regulations, (xv) any federal, state or other gaming laws or regulations, (xvi) any federal, state or other criminal laws or regulations, (xvii) any federal, state or other tribal laws or regulations, (xviii) except as provided in Paragraph III.14, any Federal Reserve Board regulations, (xix) the application of usury laws in any applicable jurisdiction, or (xx) any treaties.

B. We express no opinion concerning any federal, state or other statutes, laws or regulations relating to licenses, permits or, except as expressly set forth in Paragraph III.9, other governmental approvals.  We express no opinion concerning any statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions, or any judicial decisions to the extent that they deal with any of the foregoing.

C. Our opinions in Paragraphs III.1 to III.4, inclusive, as to the valid existence and good standing, active status or subsistence, as applicable, of the Obligors are based solely on our review of the Good Standing Certificates, copies of which have been made available to you and your counsel, and our opinions with respect to such matters are rendered as of the date of such certificates and limited accordingly.

D. Our opinions in Paragraphs III.7, III.8, III.9, III.10 and III.11 are subject to the following additional assumptions and qualifications:

(i)	public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification or contribution;

(ii)
the unenforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default;

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(iii)
enforceability may be limited to the extent that remedies are sought by a party with respect to a breach that a court concludes is not material or does not adversely affect such party, and enforceability may be limited by any unconscionable, inequitable, or unreasonable conduct on the part of such party seeking enforcement, defenses arising from such party’s failure to comply with the terms and conditions of the Financing Documents, defenses arising as a consequence of the passage of time, or defenses arising as a result of such party’s failure to act reasonably or in good faith;

(iv)	we express no opinion on the enforceability of any self-help, non-judicial remedies provided in the Financing Documents;

(v)
we express no opinion on the enforceability of any provisions of the Financing Documents requiring any party to waive any procedural, judicial, or substantive rights or defenses, such as rights to notice, right to a jury trial, statutes of limitation, appraisal or valuation rights, and marshaling of assets, or any provisions purporting to waive any right to consequential or other damages, or any provisions purporting to require any Obligor to give notice to the Purchasers of any acts or omissions of the Purchasers;

(vi)
we express no opinion on the enforceability of any provisions permitting modifications of the Financing Documents only if in writing, or stating that the provisions of the Financing Documents are severable;

(vii)	the provisions of the Financing Documents that provide for jurisdiction of the courts of any particular jurisdiction may not be binding on the courts in the forums selected or excluded;

(viii)	we express no opinion with respect to the availability of specific performance, injunctive relief, or other equitable remedies with respect to any of the provisions of the Financing Documents; and

(ix)
the provisions regarding the remedies available to the Purchasers on default as set forth in the Financing Documents are subject to certain procedural requirements which affect and may restrict rights and remedies stated to be available to the Purchasers.

E. With reference to our opinions in Paragraphs III.10, III.11 and III.14, we assume that the proceeds of the Notes will be used solely for the purposes set forth in the Agreement.

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F. In rendering our opinions in Paragraph III.12, we have assumed without investigation that (a) that there was no misrepresentation, omission or deceit by the Company, any prospective purchaser or any Purchaser of the Notes, or any other person or entity in connection with the negotiation, execution, delivery, or performance of the Agreement, in connection with the offer, issue, sale or delivery of the Notes, in connection with the negotiation, execution, delivery, or performance of any other document relating to the Notes or to the Agreement, or in connection with the negotiation or performance of any oral agreement relating thereto; (b) the representations, warranties, covenants, and agreements of the Company and of each Purchaser, contained in the Agreement or in any other document supplied by it in connection with the transactions contemplated by the Agreement, any such document, or any such oral agreement (including, in each case, certificates of its officers, directors, employees, or agents) (on which representations, warranties, covenants, and agreements we have relied without investigation) were accurate, complete, and fair on the date made and are accurate, complete, and fair on and as of the date of this opinion as though made on the date hereof; (c) neither the Company nor any person or other entity will, after the offer, issue, sale, and delivery of the Notes, take or omit to take any action which would cause such offer, issue, sale, and delivery not to constitute an exempted transaction under the Securities Act; and (d) no prospective purchaser and no Purchaser is subject to any statute, rule, or regulation, or to any impediment to which contracting parties are generally not subject, which would affect the opinions expressed in Paragraph III.12.  We express no opinion on the conditions under which the Notes may be resold.

G. We express no opinion with respect to the existence, creation, perfection, priority, or enforcement of any security interest, or the existence or quality of title in any property.

H. We express no opinion as to any agreement, document, certificate, or instrument, other than the Financing Documents.  Without limiting the foregoing, we express no opinion as to any agreement, document, certificate, or instrument that may be an exhibit to, or referred to in or contemplated by any of the Financing Documents (other than a Financing Document itself).

I. To the extent that any Financing Document refers to, or incorporates, any term or terms from any other agreement or document, we assume that (i) such agreement or document exists and contains the intended term or terms and (ii) an original or copy of such agreement or document has been provided to the parties to such Financing Document.

J. Our opinions in Paragraphs III.7 and III.9 are limited to only those statutes or regulations of the Commonwealth of Pennsylvania, the State of New York or the United States of America in effect on the date hereof that a lawyer in Pennsylvania or New York, as applicable, exercising customary professional diligence would reasonably recognize as being directly applicable to the Financing Documents.

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K. Our opinion expressed in Paragraph III.9 above is limited to notices, reports, filings, registrations, consents, approvals or authorizations which, if not obtained or made, could have a material adverse impact on the transactions contemplated by the Financing Documents.

L. With reference to our opinions in Paragraphs III.10 and III.11, we assume, with your permission, that the Company has complied with (i) Section 5.11 of the Credit Agreement dated as of April 27, 2012 among the Company, certain of its subsidiaries, PNC Bank, National Association, as Administrative Agent, the Lenders party thereto and such other parties thereto (the “2012 Credit Agreement”) and (ii) Section 5.11 of the Credit Agreement dated as of June 3, 2011 among the Company, certain of its subsidiaries, PNC Bank, National Association, as Administrative Agent, the Lenders party thereto and such other parties thereto (the “2011 Credit Agreement”) by notifying PNC Bank, National Association, as Administrative Agent under each of the 2012 Credit Agreement and the 2011 Credit Agreement, in writing prior to entering into the Note Purchase Agreement.

M. Our opinions in Paragraph III.8 and III.11 are qualified in that we express no opinion as to whether an entity (“Guarantor Entity”) may guarantee indebtedness incurred by another entity (an “Other Entity”) except to the extent such Guarantor Entity may be determined to have benefited from the incurrence of such indebtedness by the Other Entity or as to whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by the Other Entity are directly or indirectly made available to such Guarantor Entity for its corporate or company purposes.

In addition to the qualifications set forth above, the opinions expressed in this letter are subject to the qualification that we express no opinion as to the laws of any jurisdiction other than the substantive laws (excluding principles of conflict of laws) of the Commonwealth of Pennsylvania, the State of New York, the General Corporation Law of the State of Delaware, the Delaware Limited Liability Company Act, the Florida Business Corporation Act, the Arizona Business Corporation Act and the substantive federal laws of the United States of America.  Without limiting the foregoing, we express no opinion concerning the laws of any non-United States jurisdiction.

We have examined the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act as in effect on the date hereof.  With your permission our opinions in this letter that relate to Delaware law are based solely on such limited review.

We have examined the Arizona Business Corporation Act as in effect on the date hereof.  With your permission our opinions in this letter that relate to Arizona law are based solely on such limited review.

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We have examined the Florida Business Corporation Act as in effect on the date hereof.  With your permission our opinions in this letter that relate to Florida law are based solely on such limited review.

The opinions expressed in this letter are rendered as of the date hereof and with respect to such laws in effect as of the date hereof.  We assume no obligation to modify, update or supplement this opinion letter in the event of any change in applicable law, or in the facts upon which any of the opinions herein are based, or in circumstances existing as to the parties to the Financing Documents (including without limitation resulting from any assignment by any Purchaser).

V. OTHER

This letter is furnished pursuant to Section 4.4(a) of the Agreement. The opinions expressed in this opinion letter are solely for the use of the Purchasers, and their permitted assigns under the Agreement, and these opinions may not be relied on by any other persons, or in connection with any other transaction, without our prior written approval.  The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

This letter may not be quoted, filed with any governmental authority or any other person or utilized for any other purpose without our prior written approval unless required by applicable law, and if any such applicable law requires that this letter be quoted, filed with any governmental authority or any other person or utilized for any other purpose, then without our prior written approval this letter may be so quoted, filed or utilized only to the extent (and only for the specific purpose) required by such applicable law except that it is understood that the foregoing does not prevent the disclosure of this opinion to the National Association of Insurance Commissioners to the extent required by the rules of such organization.

Very truly yours,

DLA Piper LLP (US)

SCHEDULE 1
(Guarantors)

1.           West Pharmaceutical Services Lakewood, Inc., a Delaware corporation (“WPS Lakewood”);

2.           West Analytical Services, LLC, a Delaware limited liability company (“WAS LLC”);

3.    West Pharmaceutical Services of Delaware, Inc., a Delaware corporation (“WPS Delaware”);

4.           (mfg) Tech Group Puerto Rico, LLC, a Delaware limited liability company (“TGPR”)

5.    Tech Group Grand Rapids, Inc., a Delaware corporation (“TGGR” together with WPS Lakewood, WAS LLC, WPS Delaware and TGPR, the “Delaware Opinion Parties”);

6.           West Pharmaceutical Services of Florida, Inc., a Florida corporation (“WPS Florida”); and

7.           Tech Group North America, Inc., an Arizona corporation (“TGNA”).

SCHEDULE 2
(Organizational Documents)

1.	the Amended and Restated Articles of Incorporation of the Company, as certified by the Secretary of the Commonwealth of the Commonwealth of Pennsylvania on April 3, 2012;

2.	the Amended and Restated Certificate of Incorporation of WPS Lakewood (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Delaware on April 9, 2012;

3.	the Certificate of Formation of WAS LLC (as defined in Schedule I hereto), as certified bythe Secretary of State of the State of Delaware on April 9, 2012;

4.	the Certificate of Incorporation of WPS Delaware (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Delaware on April 9, 2012;

5.	the Certificate of Formation of TGPR (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Delaware on April 9, 2012;

6.	the Certificate of Incorporation of TGGR (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Delaware on April 9, 2012;

7.	the Articles of Incorporation of WPS Florida (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Florida on April 4, 2012;

8.	the Articles of Amendment and Merger of TGNA (as defined in Schedule I hereto), as certified by the Secretary of State of the State of Arizona on April 4, 2012;

9.	the Bylaws of the Company, certified to us as true, correct and complete by the Secretary or Assistant Secretary of the Company;

10.	the Amended and Restated Bylaws of WPS Lakewood, certified to us as true, correct and complete by the Secretary or Assistant Secretary of WPS Lakewood;

11.	the Single Member Limited Liability Company Operating Agreement of WAS LLC, certified to us as true, correct and complete by the Secretary or Assistant Secretary of WAS LLC;

12.	the Bylaws of WPS Delaware, certified to us as true, correct and complete by the Secretary or Assistant Secretary of WPS Delaware;

13.	the Limited Liability Company Agreement of TGPR, certified to us as true, correct and complete by the Secretary or Assistant Secretary of TGPR;

14.	the Amended and Restated Bylaws of TGGR, certified to us as true, correct and complete by the Secretary or Assistant Secretary of TGGR;

15.	the Bylaws of WPS Florida, certified to us as true, correct and complete by the Secretary or Assistant Secretary of WPS Florida; and

16.	the Bylaws of TGNA, certified to us as true, correct and complete by the Secretary or Assistant Secretary of TGNA.

SCHEDULE 3
(Identified Contracts)

1.
Note Purchase Agreement, dated as of July 28, 2005, by and among West Pharmaceutical Services, Inc., Allstate Life Insurance Company, Allstate Insurance Company, Massachusetts Mutual Life Insurance Company; C.M. Life Insurance Company, Massmutual Asia Limited, General Electric Capital Assurance Company and United of Omaha Life Insurance Company.

2.
Multi-Currency Note Purchase and Private Shelf Agreement, dated as of February 27, 2006, by and among West Pharmaceutical Services, Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, American Skandia Life Assurance Corporation and each Prudential Affiliate (as defined therein).

3.	The 2012 Credit Agreement.

4.	The 2011 Credit Agreement.

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

See Attached

Exhibit 4.4(b)-1

BINGHAM

July 5, 2012

TO THE PURCHASERS SET FORTH
ON ANNEX 1 HERETO

Re: West Pharmaceutical Services, Inc.

Ladies and Gentlemen:

We have acted as special counsel for each of the Purchasers named on Annex 1 hereto (the "**Purchasers**") in connection with that certain Note Purchase Agreement, dated July 5, 2012 (the "**Note Purchase Agreement**"), by and among **West Pharmaceutical Services, Inc.**, a Pennsylvania corporation (the "**Company**"), and the Purchasers which provides, among other things, for the issuance and sale by the Company, and the purchase by the Purchasers, of (a) $42,000,000 aggregate principal amount of the Company's 3.67% Series A Senior Notes, due July 5, 2022 (the "**Series A Notes**"), (b) $53,000,000 aggregate principal amount of the Company's 3.82% Series B Senior Notes, due July 5, 2024 (the "**Series B Notes**") and (c) $73,000,000 aggregate principal amount of the Company's 4.02% Series C Senior Notes, due July 5, 2027 (the "**Series C Notes**" and, together with the Series A Notes and the Series B Notes, collectively, the "**Notes**").

Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(b) of the Note Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with the Purchasers' permission, entirely upon:

(1) the representations and warranties of the Obligors (as defined below) and the Purchasers set forth in the Note Purchase Agreement and the other Transaction Documents (as defined below);

(2) certificates of certain officers of the Obligors delivered in connection with the transactions contemplated by the Note Purchase Agreement; and

(3) the Offeree Letter (defined below);

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July 5, 2012
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and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

In connection with this opinion, we have examined originals or copies of the following documents:

(a) the Note Purchase Agreement;

(b) the Notes, each dated the date hereof, in the forms of Exhibit 1(a), Exhibit 1(b) and Exhibit 1(c) to the Note Purchase Agreement and registered in the names and in the respective principal amounts and series, and with the respective registration numbers as set forth on Schedule A to the Note Purchase Agreement;

(d) the Sharing Agreement (and the joinder thereto executed by the Purchasers on the date hereof);

(e) a certificate of a Senior Financial Officer of the Company, dated the date hereof, certifying as to the matters set forth therein;

(f) a certificate of the Secretary or Assistant Secretary of the Company, dated the date hereof, and annexing thereto (among other documents) and certifying as accurate and complete:

(i) the incumbency of officers of the Company;

(ii) copies of corporate resolutions authorizing the Company's participation in the transactions contemplated by the Transaction Documents (as defined below);

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July 5, 2012
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(iii) a copy of the Bylaws of the Company (the "**Company's Bylaws**"); and

(iv) a copy of the certificate of incorporation of the Company, including any amendments thereto, certified by the appropriate Governmental Authority of its jurisdiction of organization (together with the Company's Bylaws, collectively, the "**Company's Governing Documents**");

(g) a certificate of the Secretary of each of the Subsidiary Guarantors, dated the date hereof, and annexing thereto (among other documents) and certifying as accurate and complete:

(i) the incumbency of officers of such Subsidiary Guarantor;

(ii) copies of corporate resolutions (or equivalent authorization) authorizing such Subsidiary Guarantor's participation in the transactions contemplated by the Transaction Documents;

(iii) a copy of the Bylaws or operating agreement of such Subsidiary Guarantor (all such copies of the Bylaws or operating agreements of the Subsidiary Guarantors, collectively the "**Subsidiary Bylaws**"); and

(iv) a copy of the certificate of incorporation (or equivalent constitutive document) including any amendments thereto, of such Subsidiary Guarantor, certified by the appropriate Governmental Authority of its jurisdiction of organization (together with the Subsidiary Bylaws, collectively, the "**Subsidiary Governing Documents**" and, together with the Company's Governing Documents, collectively, the "**Governing Documents**");

(h) a letter addressed to the Company, DLA Piper LLP (US) and Bingham McCutchen LLP from Wells Fargo Securities, LLC describing the offering of the Notes (the "**Offeree Letter**");

(i) a cross receipt evidencing receipt of funds by the Company and receipt of the Notes by the Purchasers (the "**Cross Receipt**"); and

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(j) the opinion of DLA Piper LLP (US), special counsel to the Obligors, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Note Purchase Agreement.

The documents referenced in clause (a) through clause (d), inclusive, above are hereinafter referred to collectively as the "**Transaction Documents**".

This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Based on such investigation as we have deemed appropriate the opinion referred to in clause (j) above is satisfactory in form and scope to us, and in our opinion you are justified in relying thereon.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document, and that each Obligor, and each other Person executing such documents (including, without limitation, the Transaction Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under the Transaction Documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or is necessary in order for such party to enforce its rights under such documents. We have further assumed that all such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Obligors, are binding upon and enforceable against such Persons. In addition, we have relied, to the extent we deem necessary and proper, on the Offeree Letter without independent investigation.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed below in paragraph 5, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, national security, anti-money laundering, anti-terrorism, health care or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of each Obligor's Governing Documents and we have not made any analysis of the internal substantive law of

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the jurisdiction of organization of any Obligor, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other government authority, and we express no opinion in paragraph 2 below as to the internal substantive law of any Obligor's jurisdiction of organization. We note that the Transaction Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a **"Chosen-Law Provision"**). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Transaction Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or "blue sky" laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

(a) We have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Transaction Documents do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Obligors (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between the Purchasers and the Company are true and correct, and (iii) that each Transaction Document is a valid and binding obligation of each party thereto (other than the Obligors).

(b) The enforcement of any obligations of any Person under any Transaction Document or otherwise may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person under the Transaction Documents or otherwise.

Bingham McCutchen LLP
bingham.com

A/74996994.5

To each of the Purchasers listed
on the attached Annex 1
July 5, 2012
Page 6

(c) We express no opinion as to the availability of any specific or equitable relief of any kind.

(d) The enforcement of any of the Purchasers' rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e) We express no opinion as to the enforceability of any particular provision of any of the Transaction Documents relating to:

(i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue;

(ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law;

(iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims; or

(iv) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights;.

(f) We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of the Company or any Subsidiary Guarantor or any other guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

(g) Our opinion in paragraph 2 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to any Obligor.

(h) We express no opinion as to the effect of events occurring, circumstances arising or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

Based on the foregoing, we are of the following opinions:

Bingham McCutchen LLP
bingham.com

A/74996994.5

To each of the Purchasers listed
on the attached Annex 1
July 5, 2012
Page 7

1. Each of the Transaction Documents to which an Obligor is a party constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its respective terms.

2. The execution and delivery by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Notes by the Company, and the performance by the Company of its obligations under the Transaction Documents to which it is a party will not constitute a violation of the Company's Governing Documents or of any law, statute, rule or regulation of the State of New York. The execution and delivery of each Transaction Document to which any Subsidiary Guarantor is a party and the performance by such Subsidiary Guarantor of its respective obligations under the Transaction Documents to which such Subsidiary Guarantor is a party will not constitute a violation of such Subsidiary Guarantor's respective Governing Documents or of any law, statute, rule or regulation of the State of New York.

3. Under the circumstances contemplated by the Note Purchase Agreement, no consent, approval or authorization of, or designation, declaration, filing, registration, qualification or recordation with, any Governmental Authority in respect of any Obligor is required to be obtained or effected under the laws of the State of New York or the United States of America in connection with (a) the execution and delivery by such Obligor of the Transaction Documents to which it is a party, or (b) the offer, issue, sale and delivery of the Notes by the Company.

4. It is not necessary in connection with either (i) the offer and sale by the Company of the Notes delivered to the Purchasers today under the circumstances contemplated by the Note Purchase Agreement and the Notes, or (ii) the execution, issuance and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty under the circumstances contemplated by the Transaction Documents, to register the offer and sale to the Purchasers today of the Notes or the issuance and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

Bingham McCutchen LLP
bingham.com

A/74996994.5

To each of the Purchasers listed
on the attached Annex 1
July 5, 2012
Page 8

5. Each Chosen-Law Provision is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Note Purchase Agreement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of the Notes acquired in accordance with the terms of the Transaction Documents) for any reason without our prior written consent.

Very truly yours,

Bingham McCutchen LLP

BINGHAM McCUTCHEN LLP

Bingham McCutchen LLP
bingham.com

A/74996994.5

EXHIBIT 4.10

FORM OF SUBSIDIARY GUARANTY

See Attached

Exhibit 4.10-1

EXECUTION VERSION

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (as the same may hereafter be amended, supplemented or otherwise modified, this “Guaranty”), dated as of July 5, 2012, is by each of the entities on the signature pages hereto under the heading “Initial Guarantors” (together with their respective successors and assigns, the “Initial Guarantors” and together with all Persons who execute a Guaranty Joinder Agreement (defined below), collectively, the “Guarantors”) in favor of the Noteholders (defined below).

RECITALS:

WHEREAS, each Guarantor is a direct or indirect Subsidiary of West Pharmaceutical Services, Inc., a Pennsylvania corporation (together with its successors and assigns, the “Company”);

WHEREAS, the Company has entered into a certain Note Purchase Agreement, dated as of the date hereof (as may be amended, modified, restated or replaced from time to time, the “Note Purchase Agreement”), with each of the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers”, and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the “Noteholders”), pursuant to which the Company, among other things, is issuing to the Purchasers its (a) 3.67% Series A Senior Notes, due July 5, 2022 (the “Series A Notes”) in the aggregate principal amount of Forty-Two Million Dollars ($42,000,000), (b) 3.82% Series B Senior Notes, due July 5, 2024 (the “Series B Notes”) in the aggregate principal amount of Fifty-Three Million Dollars ($53,000,000) and (c) 4.02% Series C Senior Notes, due July 5, 2027 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, collectively, as may be amended, restated or otherwise modified from time to time, including any such notes of any series issued in substitution therefore pursuant to Section 13.2 of the Note Purchase Agreement, the “Notes”) in the aggregate principal amount of Seventy-Three Million Dollars ($73,000,000).

WHEREAS, to induce each Purchaser to purchase the Notes, each Guarantor is required pursuant to the Note Purchase Agreement to guaranty jointly and severally and unconditionally all of the obligations of the Company under and in respect of the Notes and the Note Purchase Agreement pursuant to the terms and provisions hereof.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:

1.	DEFINITIONS.

All capitalized terms used herein and not defined herein have the respective meanings given them in the Note Purchase Agreement.

2.	GUARANTY.

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2.1.	Guaranteed Obligations.

Each Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by the Purchasers, hereby irrevocably, unconditionally and absolutely guarantees, on a joint and several and continuing basis with each other Guarantor, to each Noteholder as and for such Guarantor’s own debt, until final and indefeasible payment of the amounts referred to in clause (a) below has been made:

(a) the due and punctual payment by the Company of the principal of, and the Make-Whole Amount, if any, and interest on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other Debt owing, by the Company to the Noteholders under the Note Purchase Agreement and the Notes (including, without limitation, any monetary obligations incurred during the pendency of any bankruptcy, insolvency, winding-up, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding including, without limitation, interest accrued on the Notes during any such proceeding), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of each Guarantor that the guarantee set forth herein shall be a continuing guarantee of payment and not a guarantee of collection; and

(b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Notes.

All of the obligations set forth in clause (a) and clause (b) of this Section 2.1 are referred to herein as the “Guaranteed Obligations”.

2.2.	Payments and Performance.

In the event that the Company fails to make, on or before the due date thereof, any payment to be made in respect of the Guaranteed Obligations or if the Company shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (a) or clause (b) of Section 2.1 in the manner provided in the Note Purchase Agreement and the Notes, the Guarantors shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes.  In furtherance of the foregoing, if an Event of Default shall exist, all of the Guaranteed Obligations shall forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

Nothing shall discharge or satisfy the joint and several obligations of the Guarantors hereunder except the full and final performance and indefeasible payment of the Guaranteed Obligations.

2.3.	Releases.

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Each Guarantor consents and agrees that, without any notice whatsoever to or by such Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Guarantor hereunder, each Noteholder, by action or inaction, may:

(a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement, the Notes, or any other guaranty or agreement or instrument related thereto or hereto;

(b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

(c) grant waivers, extensions, consents and other indulgences of any kind whatsoever to the Company, any Guarantor or any other Person liable in any manner in respect of all or any part of the Guaranteed Obligations;

(d) amend, modify or supplement in any manner whatsoever and at any time (or from time to time) any one or more of the Note Purchase Agreement, the Notes, any other guaranty or any agreement or instrument related thereto or hereto;

(e) release or substitute any one or more of the Guarantors, the endorsers or any other guarantors of the Guaranteed Obligations, whether parties hereto or not; and

(f) sell, exchange, release, accept, surrender or enforce rights in, or fail to obtain or perfect or to maintain, or cause to be obtained, perfected or maintained, the perfection of any Lien or other security interest or charge on, by action or inaction, any property at any time pledged or granted as security in respect of the Guaranteed Obligations, whether so pledged or granted by the Company, any Guarantor or any other Person.

Each Guarantor hereby ratifies and confirms any such action specified in this Section 2.3 and agrees that the same shall be binding upon such Guarantor, whether or not such Guarantor shall have consented thereto or received notice thereof.  Each Guarantor hereby waives any and all defenses, counterclaims or offsets which such Guarantor might or could have by reason thereof.

2.4.	Waivers.

To the fullest extent permitted by law, each Guarantor hereby waives:

(a) notice of acceptance of this Guaranty;

(b) notice of any purchase or acceptance of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guaranteed Obligations, subject to such Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;

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(c) notice of the amount of the Guaranteed Obligations, subject to such Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;

(d) notice of adverse change in the financial condition of the Company or any other guarantor or any other fact that might increase such Guarantor’s risk hereunder;

(e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

(f) notice of any Default or Event of Default;

(g) all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor under this Guaranty);

(h) the right by statute or otherwise to require any or each Noteholder to institute suit against the Company, any Guarantor or any other guarantor or to exhaust the rights and remedies of any or each Noteholder against the Company, any Guarantor or any other guarantor, such Guarantor being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to each Noteholder by such Guarantor;

(i) any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof;

(j) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale of property of such Guarantor made under any judgment, order or decree based on the Note Purchase Agreement, the Notes or this Guaranty, and such Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any such law; and

(k) at all times prior to the full and final performance and indefeasible payment of the Guaranteed Obligations, any claim of any nature arising out of any right of indemnity, contribution, reimbursement, indemnification or any similar right or any claim of subrogation (whether such right or claim arises under contract, common law or statutory or civil law) arising in respect of any payment made under this Guaranty or in connection with this Guaranty, against the Company or any Guarantor or the estate of the Company (including Liens on the property of the Company or the estate of the Company or any Guarantor), in each case whether or not the Company or any Guarantor at any time shall be the subject of any proceeding brought under any bankruptcy law, and such Guarantor further agrees that it will not file any claims against the Company or any Guarantor or the estate of the Company or any Guarantor in the course of any such proceeding or otherwise, and further agrees that each Noteholder may specifically enforce the provisions of this clause (k).

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2.5.	Marshaling; Invalid Payments.

Each Guarantor consents and agrees:

(a) that each Noteholder, and each Person acting for the benefit of one or more of the Noteholders, shall be under no obligation to marshal any assets in favor of the Guarantors or against or in payment of any or all of the Guaranteed Obligations; and

(b) that, to the extent that the Company or any Guarantor makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, administrative receiver, administrator or any other party or officer under any bankruptcy law, insolvency, reorganization, recapitalization or other debtor relief law, other common or civil law, or equitable cause or judgment, order or decision thereunder, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if such payment or payments had not been made and the Guarantors shall be primarily liable for such obligation.

2.6.	Immediate Liability.

Each Guarantor agrees that the liability of such Guarantor in respect of this Guaranty shall be immediate and shall not be contingent upon the exercise or enforcement by any Noteholder or any other Person of whatever remedies such Noteholder or other Person may have against the Company, any Guarantor or any other guarantor or the enforcement of any Lien or realization upon any security such Noteholder or other Person may at any time possess.

2.7.	Primary Obligations.

This Guaranty is a primary and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable joint and several guaranty of payment and performance and shall remain in full force and effect regardless of any action by any Noteholder specified in Sections 2.3 or 2.8 hereof or any future changes in conditions, including, without limitation, change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by the Company, any Guarantor or any other guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes and the Note Purchase Agreement) of the Company or any other Person.

2.8.	No Reduction or Defense.

The obligations of each Guarantor under this Guaranty, and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than any defense based upon the irrevocable payment and performance in full of the obligations of the Company under the Note Purchase Agreement and the Notes), set-off, counterclaim, recoupment or termination whatsoever.

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Without limiting the generality of the foregoing, no obligations of any Guarantor shall be discharged or impaired by:

(a) any default (including, without limitation, any Default or Event of Default), failure or delay, willful or otherwise, in the performance of any obligations by any Guarantor, the Company, any Subsidiary or any of their respective Affiliates;

(b) any proceeding of, or involving, the Company, any Guarantor or any other Subsidiary under any bankruptcy law, or any merger, consolidation, reorganization, dissolution, liquidation, sale of assets or winding-up or change in corporate constitution or corporate identity or loss of corporate identity of the Company, any Guarantor, any Subsidiary or any of their respective Affiliates;

(c) any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status of, the Company or any other Person;

(d) impossibility or illegality of performance on the part of the Company under the Notes, the Note Purchase Agreement or any other instruments or agreements;

(e) the invalidity, irregularity or unenforceability of the Notes, the Note Purchase Agreement or any other instruments or agreements;

(f) in respect of the Company or any other Person, any change in law or change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), terrorist activities, civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;

(g) any attachment, claim, demand, charge, Lien, order, process or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, corporation or entity, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Notes, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(h) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any Governmental Authority, or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company of any of its obligations under the Note Purchase Agreement or the Notes.

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2.9.	No Election.

Each Noteholder shall, individually or collectively, have the right to seek recourse against each and every Guarantor to the fullest extent provided for herein for its joint and several obligations under this Guaranty.  No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder’s right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by or on behalf of any Noteholder against the Company, any Guarantor or any other Person under any document or instrument evidencing obligations of the Company or such other Person to or for the benefit of such Noteholder shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that such Noteholder unconditionally shall have realized payment by such action or proceeding.

2.10.	Individual Noteholder Rights.

Each of the rights and remedies granted under this Guaranty to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice to, or the consent of or any other action by, any other Noteholder.

2.11.	Enforcement; Application of Moneys Received.

Until all amounts which may be or become payable by the Company under or in connection with the Note Purchase Agreement and the Notes, or by the Guarantors under or in connection with this Guaranty, have been irrevocably paid in full, any Noteholder (or any trustee or agent on its behalf) may refrain from applying or enforcing any other moneys, security or rights held or received by such Noteholder (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same.

2.12.	Other Enforcement Rights.

Each Noteholder may proceed to protect and enforce its rights pursuant to this Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy or insolvency, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

2.13.	Restoration of Rights and Remedies.

If any Noteholder shall have instituted any proceeding to enforce any right or remedy against any or all Guarantors under this Guaranty or otherwise and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and the Guarantors shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder, and thereafter the rights and remedies of such Noteholder shall continue as though no such proceeding had been instituted.

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2.14.	Survival.

So long as the Guaranteed Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantors under this Guaranty shall survive the transfer and payment of any Note and the payment in full of all the Notes.

2.15.	Limitation of Guarantor’s Liability.

Each Guarantor hereby confirms that it is the intention of such Guarantor that the guarantee by such Guarantor pursuant to this Guaranty Agreement not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar applicable Federal or state law (all such statutes and laws are collectively referred to as “Fraudulent Conveyance Laws”).  To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Guaranty shall be limited to the amount as will, after giving effect to all rights to receive any collections from or payments by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor pursuant to Section 2.16 hereof, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.  In the event that the liability of any Guarantor hereunder is limited pursuant to this Section 2.15 to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

2.16.	Contribution.

In order to provide for just and equitable contribution among the Guarantors, each Guarantor agrees that, to the extent any Guarantor makes any payment hereunder on any date which, when added to all preceding payments made by such Guarantor hereunder, would result in the aggregate payments by such Guarantor exceeding its Percentage (as defined below) of all payments then or theretofore made by all Guarantors hereunder, such Guarantor shall have a right of contribution against each other Guarantor whose aggregate payments then or theretofore made hereunder are less than its Percentage of all payments made by all Guarantors then or theretofore made hereunder, in an amount such that, after giving effect to any such contribution rights, each Guarantor will have paid only its Percentage of all payments by all Guarantors then or theretofore made hereunder.  A Guarantor’s “Percentage” on any date shall mean the percentage obtained by dividing (a) the Adjusted Net Assets of such Guarantor on such date by (b) the sum of the Adjusted Net Assets of all Guarantors on such date.  “Adjusted Net Assets” means, for each Guarantor on any date, the lesser of (i) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities, including contingent liabilities, but excluding liabilities under this Guaranty, of such Guarantor on such date and (ii) the amount by which the present fair salable value of the assets of such Guarantor on such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

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2.17.	Subordination.

The payment of any amounts due with respect to any Debt of the Company or any other Person obligated in respect of the Guaranteed Obligations for money borrowed or credit received now or hereafter owed to the Guarantors is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations.  Each Guarantor agrees that, after the occurrence and during the continuance of any Event of Default, no Guarantor will demand, sue for or otherwise attempt to collect any such Debt of the Company or any other such Person to any Guarantor until all of the Guaranteed Obligations shall have been paid in full.  If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such Debt while any Guaranteed Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Noteholders and be paid over to the Noteholders on account of the Guaranteed Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

3.	REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby represents and warrants to the Noteholders that:

3.1.	Affirmation of Representations and Warranties in Note Purchase Agreement.

Each Guarantor hereby represents and warrants that each of the representations and warranties made by the Company as to the Company’s Subsidiaries in the Note Purchase Agreement is true and correct as to such Guarantor.

3.2.	Economic Benefit.

Each Guarantor and the Company operate as separate businesses but are considered a single consolidated business group of companies for purposes of GAAP and are dependent upon each other for and in connection with their respective business activities and financial resources.  The execution and delivery by the Noteholders of the Note Purchase Agreement and the maintenance of certain financial accommodations thereunder constitute an economic benefit to the Guarantors and the incurrence by the Company of the Debt under the Note Purchase Agreement and the Notes is in the best interests of the Guarantors.  The board of directors or other management board of each Guarantor has deemed it advisable and in the best interest of such Guarantor that the transactions provided for in the Note Purchase Agreement and this Guaranty be consummated.

3.3.	Solvency.

The fair value of the business and assets of each Guarantor after taking into account the likelihood of any payment being required in respect of any contingent liability (including, without limitation, the Guaranteed Obligations), is in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case both before and after giving effect to the transactions contemplated by this Guaranty, the Note Purchase Agreement and the Notes and including any rights of contribution from other parties.  After giving effect to the transactions contemplated by this Guaranty and the other Financing Documents, no Guarantor will be insolvent or will be engaged in any business or transaction, or about to engage in any business or transaction, for which it has unreasonably small capital, and no Guarantor has any intent to hinder, delay or defraud any entity to which it is, or will become, on or after the date of the Closing, indebted or to incur debts that would be beyond its ability to pay as they mature.

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3.4.	Independent Credit Evaluation.

Each Guarantor has independently, and without reliance on any information supplied by any one or more of the Noteholders, taken, and will continue to take, whatever steps such Guarantor deems necessary to evaluate the financial condition and affairs of the Company, and the Noteholders shall have no duty to advise any Guarantor of information at any time known to the Noteholders regarding such financial condition or affairs.

3.5.	No Representation By Noteholders.

None of the Noteholders nor any trustee or agent acting on its behalf has made any representation, warranty or statement to any Guarantor to induce any Guarantor to execute this Guaranty.

3.6.	Survival.

All representations and warranties made by each Guarantor herein shall survive the execution hereof and may be relied upon by the Noteholders as being true and accurate until the Guaranteed Obligations are fully and irrevocably paid.

4.	COVENANTS.

Each Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Purchase Agreement on its or their part to be performed or observed or that the Company has agreed to cause any Guarantor or such Subsidiaries to perform or observe.

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5.	GUARANTORS’ AGREEMENT TO PAY ENFORCEMENT COSTS, ETC.

Each Guarantor further agrees, as the primary guarantor and not merely as a surety, to pay to the Noteholders, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Noteholders in connection with the Guaranteed Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 5 from the time when such amounts become due until payment, whether before or after judgment, at the Default Rate, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

6.	SUCCESSORS AND ASSIGNS.

This Guaranty shall bind the successors, assignees, trustees, and administrators of each Guarantor and shall inure to the benefit of the Noteholders, and each of their respective successors, transferees, participants and assignees.

7.	AMENDMENTS AND WAIVERS.

No amendment to, waiver of, or departure from full compliance with any provision of this Guaranty, or consent to any departure by any Guarantor herefrom, shall be effective against any Noteholder directly affected thereby unless it is in writing and signed by authorized officers of such Guarantor and such Noteholder; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No failure by the Noteholders to exercise, and no delay by the Noteholders in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Noteholders of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

8.	RIGHTS CUMULATIVE.

Each of the rights and remedies of the Noteholders under this Guaranty shall be in addition to all of their other rights and remedies under the Note Purchase Agreement and applicable law, and nothing in this Guaranty shall be construed as limiting any such rights or remedies.

9.	GOVERNING LAW; CONSENT TO JURISDICTION, ETC.

(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(b) EACH OF THE GUARANTORS IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING IN THIS SECTION 9(b) SHALL LIMIT ANY RIGHT THAT ANY NOTEHOLDER MAY HAVE TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY APPROPRIATE JURISDICTION OR TO ENFORCE IN ANY LAWFUL MANNER A JUDGMENT OBTAINED IN ONE JURISDICTION IN ANY OTHER JURISDICTION.

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10.	WAIVER OF JURY TRIAL.

EACH OF THE GUARANTORS, AND BY ITS ACCEPTANCE HEREOF, EACH OF THE NOTEHOLDERS, IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE NOTE PURCHASE AGREEMENT AND THE NOTES, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.

11.	FURTHER ASSURANCES.

Each Guarantor agrees that it will from time to time, at the request of any Noteholder, do all such things and execute all such documents as such Noteholder may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of all Noteholders hereunder.  Each Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by such Guarantor concerning the financial condition of the Company and that such Guarantor will look to the Company and not to the Noteholders in order for such Guarantor to keep adequately informed of changes in the Company’s financial condition.

12.	SEVERABILITY.

Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

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13.	SECTION HEADINGS.

Section headings are for convenience only and shall not affect the interpretation of this Guaranty.

14.	LIMITATION OF LIABILITY.

NO NOTEHOLDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, (a) ANY LOSS OR DAMAGE SUSTAINED BY SUCH GUARANTOR THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY ACT OR FAILURE TO ACT REFERRED TO IN SECTION 2.3 OR SECTION 2.4 OR (b) ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH GUARANTOR IN CONNECTION WITH ANY CLAIM RELATED TO THIS GUARANTY.

15.	ENTIRE AGREEMENT.

This Guaranty, together with the Note Purchase Agreement and the Notes, embodies the entire agreement among the Guarantors and the Noteholders relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

16.	COMMUNICATIONS.

All notices and other communications to the Noteholders or any Guarantor hereunder shall be in writing, shall be delivered in the manner and with the effect, as provided by the Note Purchase Agreement, and shall be addressed (a) if to an Initial Guarantor to such Initial Guarantor as set forth in Annex A hereto, (b) if to any other Guarantor, to the address that such Guarantor shall have provided to the Noteholders in writing, and (c) to the Noteholders as set forth in the Note Purchase Agreement.

17.	ADDITIONAL GUARANTORS.

Upon the execution and delivery by any Person of a joinder agreement in substantially the form of Annex B hereto (each, a “Guaranty Joinder Agreement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “ Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Financing Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Financing Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Joinder Agreement.

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18.	DUPLICATE ORIGINALS.

Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  Delivery of any executed signature page to this Guaranty by any Guarantor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Guaranty by such Guarantor.

19.	COMPROMISES AND ARRANGEMENTS.

Notwithstanding anything contained in the certificate of incorporation or other charter documents of any Guarantor, each Guarantor acknowledges and agrees that no Noteholder is waiving any of its rights and remedies under this Guaranty, including, without limitation, the right to file a bankruptcy petition or petitions under the United States Bankruptcy Code (11 U.S.C. § 101 et seq.) or the right to take advantage of any other bankruptcy or insolvency law of any jurisdiction, and the right to settle its claims in such fashion as it shall determine, regardless of the settlement or other arrangements that may be made by any stockholder or other creditor.

[Remainder of page intentionally left blank.  Next page is signature page.]

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IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

INITIAL GUARANTORS:

WEST PHARMACEUTICAL SERVICES OF FLORIDA, INC.

By:
Name:
Title:

WEST PHARMACEUTICAL SERVICES LAKEWOOD, INC.

By:
Name:
Title:

WEST PHARMACEUTICAL SERVICES OF DELAWARE, INC.

By:
Name:
Title:

WEST ANALYTICAL SERVICES, LLC

By:
Name:
Title:

TECH GROUP NORTH AMERICA, INC.

By:
Name:
Title:

TECH GROUP GRAND RAPIDS, INC.

By:
Name:
Title:

(MFG) TECH GROUP PUERTO RICO, LLC

By:
Name:
Title:

[Signature Page to Guaranty Agreement]

ANNEX A

NOTICE ADDRESSES OF INITIAL GUARANTORS

For all Initial Guarantors:

West Pharmaceutical Services of Florida, Inc.
West Pharmaceutical Services Lakewood, Inc.
West Pharmaceutical Services of Delaware, Inc.
West Analytical Services, LLC
Tech Group North America, Inc.
Tech Group Grand Rapids, Inc.
(mfg) Tech Group Puerto Rico, LLC

101 Gordon Drive
P.O. Box 645
Lionville, Pennsylvania 19341-0645
Telephone: (610) 594-3319
Facsimile: (610) 594-3013
Attention: John R. Gailey, III

with a copy to:

DLA Piper LLP (US)
6225 Smith Avenue
Baltimore, MD 21209-3600
Telephone: (410) 580-4169
Facsimile: (410) 818-7358
Attention: Kelly Tubman Hardy, Esq.

Annex A

ANNEX B

GUARANTY
JOINDER AGREEMENT

[NAME OF ADDITIONAL GUARANTOR]

To each of the holders of Notes:

Date:	[Month] [Day], 20[__]

Reference is made to:

(a) that certain Note Purchase Agreement dated as of July 5, 2012 (as may be amended, modified, restated or replaced from time to time, the “Note Purchase Agreement”), between West Pharmaceutical Services, Inc., a Pennsylvania corporation (together with its successors and assigns, the “Company”) and the purchasers listed on Schedule A attached thereto (the “Purchasers”, and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the “Noteholders”), pursuant to which the Company issued and the Purchasers bought the Company’s (a) 3.67% Series A Senior Notes, due July 5, 2022 (the “Series A Notes”) in the aggregate principal amount of Forty-Two Million Dollars ($42,000,000), (b) 3.82% Series B Senior Notes, due July 5, 2024 (the “Series B Notes”) in the aggregate principal amount of Fifty-Three Million Dollars ($53,000,000) and (c) 4.02% Series C Senior Notes, due July 5, 2027 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, collectively, as may be amended, restated or otherwise modified from time to time, including any such notes of any series issued in substitution therefore pursuant to Section 13.2 of the Note Purchase Agreement, the “Notes”) in the aggregate principal amount of Seventy-Three Million Dollars ($73,000,000); and

(b) the Guaranty Agreement (as amended from time to time, the “Guaranty”) in the form attached to the Note Purchase Agreement as Exhibit 4.10, executed and delivered by the Initial Guarantors (as defined in the Guaranty) on the date of the Closing and each Guaranty Joinder Agreement (as defined in the Guaranty) executed and delivered by one or more Persons after the date of the Closing and identified on Annex 1 hereto.

Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

Annex B-1

1.            JOINDER OF ADDITIONAL SUBSIDIARY.

In accordance with the terms of Section 9.9 of the Note Purchase Agreement, [Insert Name of Additional Guarantor], a [___________ [corporation]] (the “Additional Guarantor”), by the execution and delivery of this Guaranty Joinder Agreement, does hereby agree to become, and does hereby become, (a) a party to the Guaranty and (b) bound by the terms and conditions of the Guaranty, including, without limitation, becoming jointly and severally liable with the other Guarantors (as defined in the Guaranty) for the Guaranteed Obligations (as defined in the Guaranty) and for the due and punctual performance and observance of all the covenants in the Notes and the Note Purchase Agreement to be performed or observed by the Company, all as more particularly provided for in Section 2 of the Guaranty.  The Guaranty is hereby, without any further action, amended to add the Additional Guarantor as a “Guarantor” and signatory to the Guaranty.

2.             REPRESENTATIONS AND WARRANTIES OF THE ADDITIONALGUARANTOR.

The Additional Guarantor hereby makes, as of the date hereof and only as to itself in its capacity as a Guarantor under the Guaranty and/or as a Subsidiary, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement that is directly applicable to a Subsidiary and each of the representations and warranties set forth in Section 3 of the Guaranty made by each Guarantor.

3.             DELIVERIES BY ADDITIONAL GUARANTOR.

The Additional Guarantor hereby delivers to each of the Noteholders, contemporaneously with the delivery of this Guaranty Joinder Agreement, each of the documents and certificates set forth on Annex 2 hereto.

4.             MISCELLANEOUS.

4.1 Effective Date.

This Guaranty Joinder Agreement shall become effective on the date on which this Guaranty Joinder Agreement and each of the documents or certificates set forth on Annex 2 are sent to the Noteholders at the addresses and by a means stipulated in Section 18 of the Note Purchase Agreement.

4.2 Expenses.

The Additional Guarantor agrees that it will pay, on the date this Guaranty Joinder Agreement becomes effective, the statement for the reasonable fees and the disbursements of special counsel to the Noteholders presented on or prior to such date.

4.3 Section Headings, etc.

Annex B-2

The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof.  The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Guaranty Joinder Agreement as a whole and not to any particular Section or other subdivision.

4.4 Governing Law.

THIS GUARANTY JOINDER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.5 Successors and Assigns.

This Guaranty Joinder Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Additional Guarantor.

[Remainder of page intentionally left blank; next page is signature page]

Annex B-3

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guaranty Joinder Agreement to be executed on its behalf by a duly authorized officer or agent thereof as of the date first above written.

Very truly yours,

Additional Guarantor:

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex B-4

Annex 1
Guaranty Joinder Agreements
executed prior to the date of this Guaranty Joinder Agreement

Existing Guaranty Joinder Agreements:

[To be Completed]

Annex B-5

Annex 2
Additional Documents and Instruments

(a)           A certified copy of the resolutions of the board of directors of the Additional Guarantor approving the execution and delivery of this Guaranty Joinder Agreement and the joinder of the Additional Guarantor to the Guaranty and the performance of its obligations thereunder and authorizing the person or persons signing this Guaranty Joinder Agreement and any other documents to be delivered pursuant hereto to sign the same on behalf of the Additional Guarantor.

(b)           Authenticated signatures of the person or persons specified in the board resolutions referred to in clause (a) above.

(c)           The articles of incorporation or other constitutive documents of the Additional Guarantor, certified as being up to date by the secretary of the Additional Guarantor (including, if relevant, copies of all amending resolutions or other amendments).

(d)           If requested by the Required Holders, an opinion or opinions of counsel in form and substance reasonably satisfactory to the Required Holders, confirming that (i) such Additional Guarantor’s obligations hereunder and under the Guaranty are legal, valid, binding and enforceable against such Additional Guarantor (except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity), (ii) the execution, delivery and performance of this Guaranty Joinder Agreement by the Additional Guarantor will not violate any law in its jurisdiction of organization and (iii) no government approvals, consents, registrations or filings are required in the jurisdiction of organization by such Additional Guarantor in connection with the execution, delivery and performance of its obligations hereunder and under the Guaranty, provided that such opinion or opinions shall be subject to customary exceptions and qualifications.

(e)           Such other opinions of counsel, certificates accompanying authorizing resolutions and corporate or similar documents, and such financial statements and other documents, instruments and agreements as the Required Holders may reasonably request, each of the foregoing in form and substance satisfactory to the Required Holders.

Annex B-6

EXHIBIT 4.11

FORM OF LENDER JOINDER AGREEMENT

See Attached

Exhibit 4.11-1

Execution Version

LENDER JOINDER AGREEMENT TO SHARING AGREEMENT

Reference is hereby made to the Sharing Agreement dated as of April 27, 2012 (as it may have been amended, modified or otherwise supplemented, the “Sharing Agreement”) among the Banks, the 2005 Noteholders, the 2006 Noteholders, the Parity Debtholders, if any, and PNC Bank, National Association, as agent for the Banks under the Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Sharing Agreement.

WHEREAS, Section 5.4 of the Sharing Agreement requires that any Lender that becomes a Bank under the Credit Agreement become a party to the Sharing Agreement; and

WHEREAS, the Sharing Agreement also requires that any assignee of any Noteholder Obligations become a party to the Sharing Agreement contemporaneously with acquiring such Noteholder Obligations; and

WHEREAS, the Sharing Agreement also provides that, subject to the terms thereof, any Parity Debtholder may become a party to the Sharing Agreement by executing this Joinder Agreement; and

WHEREAS, the undersigned has agreed to execute this Joinder Agreement in consideration of, and as a condition to, becoming a Parity Debtholder.

NOW THEREFORE, in consideration thereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agrees as follows:

Section 1.                      Agreement to be Bound.  By executing and delivering this Joinder Agreement, the undersigned hereby agrees to become a Lender under the Sharing Agreement and be bound by, and comply with, the provisions of the Sharing Agreement in the same manner as if the undersigned were an original signatory to the Sharing Agreement.  The undersigned agrees that it shall be a Lender and Parity Debtholder under the Sharing Agreement, and that the undersigned shall have all the obligations and rights described therein with respect to the Obligations held by the undersigned.  All references to the terms “Lender” or “Parity Debtholder” in the Sharing Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the undersigned.

Section 2.                      Notices.  Notices and other communications provided for under Sharing Agreement to be provided to the undersigned shall be sent to the addresses set forth on Schedule I attached hereto.

Section 3.                      Governing Law.  This Joinder Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to any conflicts of law provisions thereof.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed by its duly authorized officer, all as of the date and year set forth below.

[__________________________________________________________________________]
as additional Lender

By:
Name:
Title:

Date:

Schedule I

Address for Notices